            AGREEMENT FOR PURCHASE AND SALE OF STOCK
                          BY AND AMONG

                          INTRAV, INC.,
                   CLIPPER CRUISE LINE, INC.,
                   REPUBLIC CRUISE LINE, INC.,
                   LIBERTY CRUISE LINE, INC.,
                 CLIPPER ADVENTURE CRUISES, INC.
                        AND WINDSOR, INC.







                    DATED NOVEMBER 13, 1996

                        TABLE OF CONTENTS
                        -----------------

                            ARTICLE I
                           DEFINITIONS
                           -----------

     1.1    Certain Defined Terms. . . . . . . . . . . . .  1
            ---------------------
     1.2    Adjustments upon Changes in Capitalization . .  6
            ------------------------------------------

                           ARTICLE II
          PURCHASE, SALE AND OTHER CLOSING TRANSACTIONS
          ---------------------------------------------

     2.1    Purchase and Sale. . . . . . . . . . . . . . .  6
            -----------------
     2.2    Stock Purchase Price . . . . . . . . . . . . .  6
            --------------------
     2.3    Adjustment to Purchase Price . . . . . . . . .  6
            ----------------------------
     2.4    Closing Note . . . . . . . . . . . . . . . . .  7
            ------------
     2.5    Certain Acquired Company Loan Repayments to
            -------------------------------------------
            Seller . . . . . . . . . . . . . . . . . . . .  8
            ------
     2.6    Seller to Make Loans to Certain Acquired
            ----------------------------------------
            Companies to Retire a Certain Acquired
            --------------------------------------
            Company Debt . . . . . . . . . . . . . . . . .  8
            ------------
     2.7    Seller Additional Capital Contribution to
            -----------------------------------------
            Certain Acquired Companies . . . . . . . . . .  9
            --------------------------
     2.8    Paul H. Duynhouwer ("PHD") Payment . . . . . .  9
            ----------------------------------

                           ARTICLE III
                             CLOSING
                             -------

     3.1    Closing. . . . . . . . . . . . . . . . . . . .  9
            -------
     3.2    Deliveries of Seller at Closing. . . . . . . .  9
            -------------------------------
     3.3    Deliveries of Purchaser at Closing . . . . . .  9
            ----------------------------------

                           ARTICLE IV
                      REPRESENTATIONS AND
                      -------------------
       WARRANTIES OF SELLER AS TO THE ACQUIRED COMPANIES
       -------------------------------------------------

     4.1    Capital Stock. . . . . . . . . . . . . . . . . 10
            -------------
     4.2    Organization, Standing and Qualification . . . 10
            ----------------------------------------
     4.3    Subsidiaries and Other Ownership Interests . . 10
            ------------------------------------------
     4.4    Authorization and Binding Effect . . . . . . . 11
            --------------------------------
     4.5    Corporate Documents. . . . . . . . . . . . . . 11
            -------------------
     4.6    No Breach of Other Agreements. . . . . . . . . 11
            -----------------------------
     4.7    Government Consents and Approvals. . . . . . . 12
            ---------------------------------
     4.8    Financial Statements . . . . . . . . . . . . . 12
            --------------------
     4.9    Indebtedness, Liens and Guarantees . . . . . . 12
            ----------------------------------
     4.10   Absence of Undisclosed Liabilities . . . . . . 12
            ----------------------------------
     4.11   Accounts Receivable. . . . . . . . . . . . . . 13
            -------------------
     4.12   Absence of Certain Changes . . . . . . . . . . 13
            --------------------------

     4.13   Real Property. . . . . . . . . . . . . . . . . 14
            -------------
     4.14   Vessels. . . . . . . . . . . . . . . . . . . . 15
            -------
     4.15   Material Tangible Personal Property. . . . . . 15
            -----------------------------------
     4.16   Intellectual Property. . . . . . . . . . . . . 16
            ---------------------
     4.17   Use of Property. . . . . . . . . . . . . . . . 16
            ---------------
     4.18   Insurance. . . . . . . . . . . . . . . . . . . 17
            ---------
     4.19   Permits. . . . . . . . . . . . . . . . . . . . 17
            -------
     4.20   Material Agreements. . . . . . . . . . . . . . 17
            -------------------
     4.21   Consents . . . . . . . . . . . . . . . . . . . 18
            --------
     4.22   Claims and Litigation. . . . . . . . . . . . . 18
            ---------------------
     4.23   Tax Returns and Liabilities. . . . . . . . . . 18
            ---------------------------
     4.24   Employees. . . . . . . . . . . . . . . . . . . 19
            ---------
     4.25   Employee Pension and Welfare Benefits and
            -----------------------------------------
            Fringe Benefits. . . . . . . . . . . . . . . . 20
            ---------------
     4.26   Environmental Matters. . . . . . . . . . . . . 24
            ---------------------
     4.27   Disclosure . . . . . . . . . . . . . . . . . . 25
            ----------
     4.28   Brokers. . . . . . . . . . . . . . . . . . . . 25
            -------
     4.29   Operation in Accordance With Law . . . . . . . 25
            --------------------------------

                            ARTICLE V
            REPRESENTATIONS AND WARRANTIES OF SELLER
            ----------------------------------------

     5.1    Title to Shares. . . . . . . . . . . . . . . . 26
            ---------------
     5.2    Organization and Standing. . . . . . . . . . . 26
            -------------------------
     5.3    Authorization and Binding Effect . . . . . . . 26
            --------------------------------
     5.4    Absence of Litigation. . . . . . . . . . . . . 26
            ---------------------
     5.5    No Breach of Other Agreements. . . . . . . . . 26
            -----------------------------
     5.6    Government Consents and Approvals. . . . . . . 27
            ---------------------------------
     5.7    Investment Intent. . . . . . . . . . . . . . . 27
            -----------------

                           ARTICLE VI
           REPRESENTATIONS AND WARRANTIES OF PURCHASER
           -------------------------------------------

     6.1    Organization and Standing. . . . . . . . . . . 27
            -------------------------
     6.2    Authorization and Binding Effect . . . . . . . 27
            --------------------------------
     6.3    No Breach. . . . . . . . . . . . . . . . . . . 28
            ---------
     6.4    Absence of Litigation. . . . . . . . . . . . . 28
            ---------------------
     6.5    Government Consents and Approvals. . . . . . . 28
            ---------------------------------
     6.6    Brokers. . . . . . . . . . . . . . . . . . . . 28
            -------
     6.7    Investment Intent. . . . . . . . . . . . . . . 28
            -----------------

                           ARTICLE VII
         COVENANTS OF THE ACQUIRED COMPANIES AND SELLER
         ----------------------------------------------

     7.1    Affirmative Covenants. . . . . . . . . . . . . 29
            ---------------------

     7.2    Negative Covenants . . . . . . . . . . . . . . 30
            ------------------
     7.3    Maintenance of the Vessels . . . . . . . . . . 33
            --------------------------
     7.4    Right of Access and Inspection . . . . . . . . 33
            ------------------------------
     7.5    Consents . . . . . . . . . . . . . . . . . . . 33
            --------
     7.6    Standstill, Etc. . . . . . . . . . . . . . . . 33
            ----------------
     7.7    Further Assurances . . . . . . . . . . . . . . 33
            ------------------

                          ARTICLE VIII
                      CONDITIONS TO CLOSING
                      ---------------------

     8.1    Conditions Precedent to Purchaser's
            -----------------------------------
            Obligations. . . . . . . . . . . . . . . . . . 34
            -----------
     8.2    Conditions Precedent to Seller's Obligations . 37
            --------------------------------------------

                           ARTICLE IX
                 INDEMNIFICATION AND TAX MATTERS
                 -------------------------------

     9.1    Survival . . . . . . . . . . . . . . . . . . . 38
            --------
     9.2    Indemnification. . . . . . . . . . . . . . . . 39
            ---------------
     9.3    Tax Matters. . . . . . . . . . . . . . . . . . 41
            -----------

                            ARTICLE X
                           TERMINATION
                           -----------


                           ARTICLE XI
                          MISCELLANEOUS
                          -------------

     11.1   Expenses . . . . . . . . . . . . . . . . . . . 42
            --------
     11.2   Survival . . . . . . . . . . . . . . . . . . . 42
            --------
     11.3   Headings . . . . . . . . . . . . . . . . . . . 43
            --------
     11.4   Schedules. . . . . . . . . . . . . . . . . . . 43
            ---------
     11.5   Entire Agreement . . . . . . . . . . . . . . . 43
            ----------------
     11.6   Governing Law. . . . . . . . . . . . . . . . . 43
            -------------
     11.7   Succession and Assignment. . . . . . . . . . . 43
            -------------------------
     11.8   Notices. . . . . . . . . . . . . . . . . . . . 43
            -------
     11.9   Amendments . . . . . . . . . . . . . . . . . . 44
            ----------
     11.10  Severability . . . . . . . . . . . . . . . . . 44
            ------------
     11.11  Notification Respecting Closing. . . . . . . . 44
            -------------------------------
     11.12  Waivers. . . . . . . . . . . . . . . . . . . . 44
            -------
     11.13  References . . . . . . . . . . . . . . . . . . 45
            ----------
     11.14  Specific Performance; Breach . . . . . . . . . 45
            ----------------------------
     11.15  No Third-Party Beneficiaries . . . . . . . . . 45
            ----------------------------
     11.16  Counterparts . . . . . . . . . . . . . . . . . 45
            ------------
     11.17  Retention of Records . . . . . . . . . . . . . 45
            --------------------
     11.18  Article II Redetermination by Seller . . . . . 45
            ------------------------------------

                    STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of November 13, 1996, and is by and among INTRAV, INC., a Missouri corporation (the "Purchaser"), CLIPPER CRUISE LINE, INC., a Delaware corporation ("Clipper Cruise Line"), REPUBLIC CRUISE LINE, INC., a Delaware corporation ("Republic"), LIBERTY CRUISE LINE, INC., a Delaware corporation ("Liberty"), CLIPPER ADVENTURE CRUISES, INC., a Delaware corporation ("Clipper Adventure Cruises"), and WINDSOR, INC., a Missouri corporation (the "Seller"). Clipper Cruise Line, Republic, Liberty and Clipper Adventure Cruises are collectively referred to herein as the "Acquired Companies" and individually as an "Acquired Company".

     WHEREAS, Seller is the beneficial and of record owner of one hundred percent (100%) of the issued and outstanding shares of Common Stock of each of the Acquired Companies (the "Acquired
Company Shares"); and

     WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller, all of the Acquired Company
Shares;

     NOW, THEREFORE, in consideration of the premises and the covenants, agreements, representations and warranties herein contained, the parties agree as follows:


                            ARTICLE I
                           DEFINITIONS
                           -----------

     1.1    Certain Defined Terms.  As used in this Agreement,
            ---------------------
the following terms shall have the following meanings:

            (a) "Acquired Companies" shall have the meaning set forth in the first paragraph hereof.

            (b) "Acquired Company Shares" shall have the meaning set forth in the preamble hereof.

            (c) "Affiliates" shall mean an entity which, directly or indirectly, owns or controls, is owned or controlled by or is under common ownership or control with another entity. As used herein, "control" means the power to direct the management or affairs of an entity, and "ownership" means the beneficial ownership of fifty percent (50%) or more of the equity securities of the entity.

            (d)     "Agreement" shall mean this Stock Purchase
                    Agreement, including all exhibits and
                    schedules hereto, as may be amended from time to time.

            (e) "Business" shall mean the business of an Acquired Company as conducted during the three
                    (3) year period prior to the date of this Agreement without regard to "World Discoverer" vessel operations, which were terminated in 1995.

            (f)     "CERCLA" shall mean the Comprehensive
                    Environmental Response, Compensation, and
                    Liability Act of 1980, as amended.

            (g)     "Claims Notice" has the meaning set forth in
                     Section 9.2(c).

            (h) "Closing" shall mean the consummation of the transactions contemplated herein in accordance with Section 3.1.

            (i) "Closing Date" shall mean the date on which the Closing occurs or is to occur.

            (j) "Closing Note" shall have the meaning set forth in Section 2.2.

            (k) "Closing Payment" shall have the meaning set forth in Section 2.2.

            (l) "Closing Repayment Amounts" shall have the meaning set forth in Section 2.5.

            (m)     "Code" shall mean the Internal Revenue Code of
                    1986, as amended.

            (n) "Common Stock" shall mean the voting common stock of an Acquired Company.

            (o)     "Consent" shall have the meaning set forth in
                    Section 4.21.

            (p) "Controlled Group" shall have the meaning set forth in Section 4.25(c).

            (q)     "Earn-Out Period" shall mean the four (4)
                    Fiscal Years beginning on January 1, 1997 and ending December 31, 2000.

            (r)     "ERISA" shall mean the Employee Retirement
                    Income Security Act of 1974, as amended.

            (s) "Employees" shall have the meaning set forth in Section 4.24.

            (t) "Employee Benefit Plan" shall mean all Plans that are "employee benefit plans" as defined in Section 3(3) of ERISA.

            (u) "Environmental Law" shall mean any Federal, state, or local law, statute, regulation, ordinance, judgment, order, injunction, decree, or other requirement of any governmental body or court --

                    i. that relates to or otherwise imposes liability or standards of conduct concerning a discharge, emission, release or threatened release of noises, odors, electromagnetic radiation, pollutants or contaminants, or any toxic or hazardous wastes, substances or materials, whether as matter or energy, into ambient air, water, or land, or

                    ii.  otherwise relating to the manufacture,
                         handling, processing, generation,
                         distribution, use, treatment, storage,
                         disposal, cleanup, transport or handling of pollutants or contaminants, or toxic or hazardous wastes, substances, or materials,

                    -- including, without limitation, CERCLA, RCRA, the Toxic Substances Control Act, the Clean Water Act, the Clean Air Act, any so-called "Superlien" law, any so-called "Right to Know" law, and other laws concerning noise, pollution, solid wastes, hazardous wastes, pollutants or contaminants, spills or other releases of toxic or hazardous substances, transportation of hazardous substances, materials, constituents, and wastes or otherwise related to treatment, storage, cleanup, disposal or handling of such pollutants, hazardous substances, materials, constituents, or wastes and occupational or employee health and safety, each as has been or may in the future be amended, and all regulations promulgated pursuant thereto.

            (v) "Environmental Permit" shall mean any license, permit, authorization, approval, qualification, franchise, registration, concession, manifest, or filing required by or pursuant to any applicable Environmental Law.

            (w) "Financial Statements" shall have the meaning set forth in Section 4.8.

            (x) "Fiscal Year" shall mean the twelve (12) month period beginning on January 1 and ending the following December 31.

            (y) "GAAP" shall mean generally accepted accounting principles.

            (z)     "Indemnified Person" has the meaning set forth in
                    Section 9.2(c).

            (aa)    "Indemnifying Party" has the meaning set forth in
                    Section 9.2(c).

            (ab) "Insurance Policies" shall have the meaning set forth in Section 4.18.

            (ac) "Intellectual Property" shall mean all patents, inventions, trademarks, trade names, service marks, trade designations, copyrights, and applications therefor, and trade secrets, know-how and formulae in the possession of or used by an Acquired Company.

            (ad)    "Leases" shall have the meaning set forth in
                    Section 4.13.

            (ae) "Lien" means any security interest, lien (including tax lien), pledge, claim, charge, escrow, encumbrance, option, forfeiture, penalty, restriction, right of first refusal, action in law or equity, community property right or other marital right, mortgage, security agreement, voting trust, transfer restriction under any shareholder agreement or similar agreement, arrangement, contract, commitment, understanding or obligation, whether or not relating in any way to credit or the borrowing of money.

            (af) "Loss" means any expense (including reasonable attorneys' fees and disbursements), fine, penalty, loss, claim, damage, liability, suit, deficiency, judgment or amount paid in settlement, including, without limitation, any thereof in connection with any threatened, pending or completed claim, dispute, suit, proceeding or investigation (whether civil, criminal, administrative, investigative or otherwise).

            (ag) "Material Adverse Effect", when used in connection with any party to this Agreement, means any change or effect that, when taken together with all other adverse changes and effects that are within the scope of the representations and warranties made by such party in this Agreement is, or is reasonably likely to be materially adverse to the business, operations, properties, financial condition, assets or liabilities (including, without limitation, contingent liabilities) of that party.

            (ah) "Material Agreements" shall mean those agreements set forth on Schedule 4.20.

            (ai)    "PBGC" shall mean the Pension Benefit Guaranty
                    Corporation.

            (aj) "Permits" shall mean governmental licenses, permits, approvals, product registrations and authorizations.

            (ak) "Plans" shall mean the employee benefit, compensation, termination and other plans and agreements identified on Schedule 4.25.

            (al) "Person" means any corporation, partnership, person or other entity or group.

            (am) "Purchaser" shall mean Intrav, Inc., a Missouri corporation.

            (an) "Purchase Price" shall have the meaning set forth in Section 2.2.

            (ao) "RCRA" shall mean the Resource Conservation and Recovery Act of 1976, as amended.

            (ap)    "Real Property" shall have the meaning set forth in
                    Section 4.13.

            (aq) "Regulated Substance" shall mean any chemical or substance regulated under any Environmental Law or Environmental Permit including, without limitation, any "pollutant or contaminant" or "hazardous substance" as those terms are defined in CERCLA, any "hazardous waste" as that term is defined in RCRA, and any other hazardous or toxic wastes, substances, or materials, petroleum (including crude oil and refined and unrefined fractions thereof), PCBs, infectious waste, special waste, pesticides, fungicides, solvents, herbicides, flammables, explosives, asbestos and asbestos-containing material, and radioactive materials, whether injurious by themselves or in combination with other materials.

            (ar) "Revenues" shall mean those revenues historically recorded by Clipper Cruise Line under General
                    Ledger Account No. 4111 of the financial accounting records of such company.

            (as) "Seller" shall mean Windsor, Inc., a Missouri corporation.

            (at) "Tax Return" means all returns, declarations, reports, estimates and information returns required to be filed by or for the Seller or the Acquired Companies with any government or governmental agency in the United States or elsewhere which relate to the payment of any Tax or Taxes.

            (au) "Tax" or "Taxes" means all federal, state and local taxes of any kind whatsoever, whether payable directly, by withholding or otherwise, including without limitation, income, profits, premium, rent, occupation, property, license, excise, sales, windfall profits, use, conveyance, customs, duties, value added, gross receipts, franchise, ad valorem, intangibles, severance, transfer, employment, payroll-related, withholding, stamp and estimated taxes, together with any interest, penalties, additions to tax or additional amounts imposed by any taxing authority with respect thereto; provided, however, excluded from the meaning of "Tax" or "Taxes" with respect to each Acquired Company, shall be income, franchise or other Taxes of any jurisdiction where the sole activity of such Acquired Company in such jurisdiction consists of operating, selling and/or marketing cruises and/or tours.

            (av) "Vessel" or "Vessels" shall mean that certain 207-foot twin screw passenger vessel named M/V Nantucket Clipper, Official Number 677685 and that certain 254-foot twin screw passenger vessel named M/V Yorktown Clipper, Official Number 928931 and each of them.

     1.2    Adjustments upon Changes in Capitalization.  For all
            ------------------------------------------
purposes of this Agreement, "the Acquired Company Shares" shall mean and include all shares of Common Stock of an Acquired Company in the form existing on the date hereof and all securities or property issued or exchanged with respect thereto from and after the date of this Agreement upon any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to shareholders or combination of such Acquired Company's capital stock or any other similar change in its capital structure. In the event of any such change in the number of shares of Common Stock, the number and kind of Acquired Company Shares shall be appropriately adjusted to restore to the Purchaser its rights and privileges hereunder.


                           ARTICLE II
          PURCHASE, SALE AND OTHER CLOSING TRANSACTIONS
          ---------------------------------------------

     2.1    Purchase and Sale.  Upon the terms and subject to the
            -----------------
conditions set forth in this Agreement, Seller agrees to sell, assign, transfer and deliver to Purchaser, and Purchaser agrees to purchase, receive and accept from Seller, the Acquired Company Shares.

     2.2    Stock Purchase Price.  The aggregate purchase price
            --------------------
(the "Purchase Price") that Purchaser shall pay Seller for the Acquired Company Shares and the performance of the Seller's obligations set forth herein shall be the sum of (i) Ten Million Two Hundred Thousand Dollars ($10,200,000) (the "Closing Payment"), subject to Section 11.18 hereof, to be paid by cashier's check or wire transfer of immediately available funds at Closing, and (ii) Three Million Dollars ($3,000,000) to be paid in accordance with the terms and conditions of a promissory note in substantially the form attached hereto as Exhibit A (the "Closing Note") as described in Section 2.4 below.

     2.3    Adjustment to Purchase Price.  Attached as Exhibit B
            ----------------------------
is the projected combined balance sheet of the Acquired Companies at December 31, 1996 (the "Projected Balance Sheet"). No later than March 31, 1997, the Purchaser shall cause the preparation of a combined balance sheet of the Acquired Companies at December 31, 1996 certified by an independent public accounting firm agreeable to Purchaser and Seller (the "Audited Balance Sheet"). In the event that the Stockholder's Equity of the Acquired Companies as set forth on the Audited Balance Sheet is more than three percent (3%) greater than the Stockholder's Equity set forth on the Projected Balance Sheet, Purchaser shall promptly pay to Seller in cash the amount over such three percent (3%). In the event that the Stockholder's Equity set forth on the Audited Balance Sheet is more than three percent (3%) less than the Stockholder's Equity set forth on the Projected Balance Sheet, Seller shall promptly pay to Purchaser in cash the amount over such three percent (3%).

     2.4    Closing Note.
            ------------

            (a) The Closing Note shall have the following terms and provisions:

                 i. Three Million Dollars ($3,000,000) of principal payment;

                 ii. no interest prior to default, after which interest shall accrue at twelve percent (12%) per annum;

                 iii. fully assignable by the holder and negotiable, subject to restrictions and limitations of applicable securities laws; and

                 iv. payments are only required to be made as follows:

                         A) if, at any time during the Earn-Out Period, the cumulative, total Revenues earned by Clipper Cruise Line during the Earn-Out Period reach Seventy Million Dollars ($70,000,000), then Purchaser shall pay Seller one hundred percent (100%) of the Revenues earned by Clipper Cruise Line during the Earn-Out Period that exceed Seventy Million Dollars ($70,000,000); provided that in no event shall the amount of the Earn-Out Payment exceed Three Million Dollars ($3,000,000).

                         B) within sixty (60) days after the end of each Fiscal Year within the Earn-Out Period, Purchaser shall prepare and deliver to Seller an "Annual Earn-Out Payment Statement." An Annual Earn-Out Payment Statement shall, at a minimum, set forth: (1) the total Revenues earned by Clipper Cruise Line during the immediately preceding Fiscal Year, and (2) the cumulative total Revenues earned by Clipper Cruise Line since the beginning of the Earn-Out Period. If, based on an Annual Earn-Out Payment Statement, any amount of the Earn-Out Payment is due and unpaid, then, upon delivery of such Annual Earn-Out Payment Statement, Purchaser shall pay Seller such amount(s) due in immediately available funds as directed by Seller.

            (b) Purchaser covenants and agrees that during the Earn-Out Period, Purchaser and any successor-in-interest to Purchaser, shall operate the Acquired Companies either (i) as wholly-owned subsidiaries, or (ii) as separate and identifiable operating divisions, and Purchaser shall record the Revenues in a manner that is consistent with the manner in which Seller has caused the Revenues historically to be recorded. Seller and its accountants or other representatives shall have access to the financial records of such subsidiary or division once a year after receipt of the Annual Earn-Out Payment Statement, upon reasonable notice and at reasonable time for the purpose of verifying the Revenues, and Purchaser shall maintain such records until March 31, 2001. Purchaser further covenants and agrees that in the event Purchaser or any successor-in-interest sells any of such subsidiaries or assets of such divisions, the effect of which would materially adversely affect the Revenues, or the Purchaser or any successor-in-interest discontinues or modifies the operations of such subsidiaries or divisions, the effect of which would materially adversely affect the Revenues, then the Closing Note shall immediately become due and payable in full. The Closing Note shall contain provisions consistent with the foregoing.

     2.5    Certain Acquired Company Loan Repayments to Seller.
            --------------------------------------------------
At Closing, Purchaser shall cause the following Acquired Companies to make payment to Seller of the following portions of outstanding loans (the "Closing Repayment Amounts") from the Seller to such Acquired Companies:

            (a)  Due from Liberty in the principal amount of One
                 Million Five Hundred Thousand Dollars ($1,500,000), subject to Section 11.18; and

            (b) Due from Clipper Cruise Line in the principal amount of Three Million Five Hundred Thousand
                 Dollars ($3,500,000), subject to Section 11.18.

     2.6    Seller to Make Loans to Certain Acquired Companies to
            -----------------------------------------------------
Retire a Certain Acquired Company Debt.  Prior to the Closing, Seller
--------------------------------------
shall make the following loans to the following Acquired Companies and the following Acquired Companies shall use such funds to retire the debt, all described below:

            (a)  Approximately Three Million Nine Hundred Seventy
                 Thousand Dollars ($3,970,000) to Republic to retire United States Government Guaranteed Ship Financing Bonds; and

            (b) Approximately Six Million Seven Hundred Forty-Seven Thousand Dollars ($6,747,000) to Liberty to retire United States Government Guaranteed Ship Financing Bonds.

     2.7    Seller Additional Capital Contribution to Certain
            -------------------------------------------------
            Acquired Companies.  At or prior to the Closing, Seller
            ------------------
            shall forgive all outstanding loans to the Acquired Companies, as contributions to capital, other than:

            (a)  As set forth in Section 2.5 hereinabove; and

            (b)  Loan repayment of One Hundred Thousand Dollars
                 ($100,000) from Clipper Cruise Line to Seller.

     2.8    Paul H. Duynhouwer ("PHD") Payment.  On or before
            ----------------------------------
Closing, Clipper Cruise Line shall accrue and deduct on the Seller's 1996 Consolidated Income Tax Returns the payment to PHD of a one-time deferred compensation obligation in connection with the sale of the Acquired Companies, in the amount of One Million Dollars ($1,000,000), which Purchaser agrees to cause Clipper Cruise Line to pay to PHD between January 1, 1997 and January 15, 1997. Purchaser shall not claim any income tax deduction for such payment.


                           ARTICLE III
                             CLOSING
                             -------

     3.1    Closing.  The closing ("Closing") of the purchase and
            -------
sale of stock contemplated by this Agreement shall take place at 10:00 a.m., on December 31, 1996, or such other time or on such other date as the parties may agree (the "Closing Date") at the offices of Purchaser at 7711 Bonhomme Avenue, St. Louis, Missouri 63105.

     3.2    Deliveries of Seller at Closing.  At the Closing,
            -------------------------------
Seller will deliver or cause to be delivered to Purchaser certificates evidencing the Acquired Company Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, in form satisfactory to the Purchaser and sufficient to permit the transfer of the Acquired Company Shares to Purchaser.

     3.3    Deliveries of Purchaser at Closing.  At the Closing,
            ----------------------------------
Purchaser will deliver or cause to be delivered to Seller (i) the Closing Payment and Closing Repayment Amounts, by cashier's check or wire transfer, in immediately available funds to an account designated by Seller, and (ii) the Closing Note.

                           ARTICLE IV
                        REPRESENTATIONS AND
                        -------------------
       WARRANTIES OF SELLER AS TO THE ACQUIRED COMPANIES
       -------------------------------------------------

     Seller hereby represents and warrants to Purchaser that the following statements are true and correct as of the date hereof:

     4.1    Capital Stock.  The authorized capital of Clipper
            -------------
Cruise Line consists of 500 shares of Common Stock, $1.00 par value, of which 500 shares are issued and outstanding as of the date hereof and will be issued and outstanding as of the Closing Date. The authorized capital of Republic consists of 500 shares of Common Stock, $1.00 par value, of which 500 shares are issued and outstanding as of the date hereof and will be issued and outstanding as of the Closing Date. The authorized capital of Liberty consists of 500 shares of Common Stock, $1.00 par value, of which 500 shares are issued and outstanding as of the date hereof and will be issued and outstanding as of the Closing Date. The authorized capital of Clipper Adventure Cruises consists of 3,000 shares of Common Stock, $1.00 par value, of which 500 shares are issued and outstanding as of the date hereof and will be issued and outstanding as of the Closing Date. There are no treasury shares of stock of any Acquired Company. All issued and outstanding Common Stock of each Acquired Company are owned of record by the Seller, free and clear of all Liens. All the outstanding shares of Common Stock of each Acquired Company are duly authorized, validly issued, fully-paid and nonassessable and free of any preemptive rights in respect thereto. There are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments obligating any Acquired Company to issue or to transfer from treasury any additional shares of stock of such Acquired Company nor obligating such Acquired Company to create or issue any options, rights, warrants, or other securities of such Acquired Company.

     4.2    Organization, Standing and Qualification.  Each
            ----------------------------------------
Acquired Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Acquired Company has full power and authority to conduct its Business and to own and use its properties and assets in the manner in which, and in the jurisdiction where, such properties and assets were heretofore owned or used, and are now, and are presently planned to be, owned or used. Each Acquired Company is duly qualified to do business in all jurisdictions listed on Schedule 4.2, which are the only jurisdictions in
          ------------
which the character or location of the properties owned, leased, held or operated by it or the nature of its Business makes such qualifications necessary (other than jurisdictions for which failure to qualify would not have a Material Adverse Effect on such Acquired Company or jurisdictions where operating, selling or marketing of cruise operations and/or tours is the only activity conducted by an Acquired Company in such jurisdiction).

     4.3    Subsidiaries and Other Ownership Interests.  None of
            ------------------------------------------
the Acquired Companies owns, directly or indirectly, or has any option or right to own, and none of the Acquired

Companies controls, or has an option or right to control, any shares of capital stock or other security or ownership interest in any corporation, partnership, joint venture or other enterprise.

     4.4    Authorization and Binding Effect.  All corporate
            --------------------------------
action, required to be taken by the Seller to authorize the transactions contemplated by this Agreement has been, or will have been as of Closing, taken, and no other corporate proceedings on the part of the Seller are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. The Seller has all requisite corporate power to perform this Agreement and the transactions contemplated hereby and the further documents, instruments and agreements referred to or provided for herein.
This Agreement constitutes a valid and binding obligation of the Seller, and, assuming due execution and delivery by the other signatories hereto, is enforceable against it in accordance with the terms and conditions hereof, except that (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, rehabilitation, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally, and (ii) specific performance and injunctive and other forms of equitable relief and the enforceability of waivers and other remedies may be subject to compliance with statutory requirements and rules, equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

     4.5    Corporate Documents.  Each of the Acquired Companies
            -------------------
has furnished to Purchaser (i) true, correct and complete copies of the Articles of Incorporation and Bylaws of such Acquired Company, including all amendments thereto, (ii) the minute book(s) of such Acquired Company containing all minutes of proceedings, consents, actions and meetings of the shareholders and Board of Directors of such Acquired Company, and (iii) the stock transfer book of such Acquired Company containing records of all stock issuances and transfers of all securities of such Acquired Company.

     4.6    No Breach of Other Agreements.  Except as set forth
            -----------------------------
on Schedule 4.6, the execution and delivery of this Agreement
   ------------
and the consummation of the transactions contemplated hereby do not and shall not result in the creation or imposition of any Lien or other right of any other party with respect to any property or asset of any Acquired Company and do not and shall not constitute an assignment or a violation of, or be in conflict with, or constitute a default under, or require any consent or approval with respect to (i) any note, indenture, mortgage, loan agreement, lien, license or other evidence of indebtedness of the Seller or any Acquired Company or security therefore, (ii) any term or condition of the Articles of Incorporation or Bylaws of the Seller or any Acquired Company, (iii) any lease, contract, purchase or other obligation to which the Seller or any Acquired Company is a party or by which the Seller or any Acquired Company or its property or assets is bound, or (iv) any ordinance, statute or other law or any judgment, order, decree, permit, license, award, citation, rule, regulation, publicly available policy, standard, official interpretation or publicly available guidelines of any court, arbitrator, tribunal or governmental authority to which the Seller or any Acquired Company is bound, except for violations that, either individually or in the aggregate, would not have a Material Adverse Effect on such Acquired Company or Purchaser.

     4.7    Government Consents and Approvals.  Except as set
            ---------------------------------
forth on Schedule 4.7, neither the execution and delivery of this Agreement by the Seller or any Acquired Company, the consummation by the Seller or any Acquired Company of the transactions contemplated hereby nor compliance by the Seller or any Acquired Company with any of the provisions hereof will require any consent, waiver, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority ("Government Consent and Approval").

     4.8    Financial Statements.  Schedule 4.8 contains a
            --------------------   ------------
true and correct copy of the audited financial statements (consisting of Combined Balance Sheets, Combined Statements of Income, Combined Statements of Shareholder's Equity (Deficit), and Combined Statements of Cash Flows) of the combined Acquired Companies for the fiscal years ended December 31, 1994 and December 31, 1995, and the unaudited financial statements (consisting of Combined Balance Sheets, Combined Statements of Income and Retained Earnings and Combined Statements of Cash Flows) of the combined Acquired Companies for the interim period ended September 30, 1996 (all of which including the notes thereto, are collectively referred to herein as the "Financial Statements"). The Financial Statements (i) are in accordance with the books and records of the Acquired Companies, (ii) have been prepared in accordance with GAAP consistently applied throughout the periods involved, except for certain accruals and year end adjustments with respect to interim periods, (iii) fairly present the financial condition of the combined Acquired Companies as of their respective dates and the results of operations of the combined Acquired Companies for the periods then ended, and (iv) do not omit to state or reflect any material fact concerning the Business of any of the Acquired Companies, or concerning the combined Acquired Companies, required to be stated or reflected therein or necessary to make the statements made therein not misleading in light of the circumstances in which made.

     4.9    Indebtedness, Liens and Guarantees.  Schedule 4.9
            ----------------------------------   ------------
describes (i) all indebtedness owed to or by each Acquired Company for borrowed money, (ii) all properties and assets of each such Acquired Company mortgaged, pledged or otherwise hypothecated as security for the payment of any of such indebtedness, (iii) all guarantees by such Acquired Company of any of the indebtedness, liabilities, obligations or commitments of any party, (iv) all accounts payable of such Acquired Company individually in excess of $50,000 as of September 30, 1996, and (v) all agreements and commitments relating to any of the foregoing. There exists no default or other event which, with the passage of time or notice or both, would constitute a default with respect to any such indebtedness, mortgage, pledge, other hypothecation or guarantee. All accounts payable set forth on the Combined Balance Sheet of the combined Acquired Companies dated September 30, 1996 have been or will be promptly paid when due or paid in conformity with customary trade terms and were incurred in the ordinary course of business. Except as otherwise set forth on Schedule 4.9, all indebtedness
                                 ------------
of any Acquired Company set forth on Schedule 4.9 and to any
                                     ------------
bank, insurance company, or other financial institution may be prepaid at any time without penalty.

     4.10   Absence of Undisclosed Liabilities.  The Acquired
            ----------------------------------
Companies do not have any liabilities or obligations whatsoever, accrued, absolute, contingent or otherwise, except (i) as and to the extent specifically reflected or accrued against in the Financial Statements, (ii) to the extent set forth on Schedule 4.10
                                                      -------------
or other Schedule to this Agreement, or (iii) for contractual obligations for purchases or sales of goods and services and other obligations incurred in the ordinary course of an Acquired Company's Business which (x) are not required to be set forth in a Schedule hereto or (y) were entered into after the date hereof but before the Closing Date.

     4.11   Accounts Receivable.  The accounts receivable of
            -------------------
each of the Acquired Companies reflected on the Financial Statements as of the date thereof and on the accounting records of the Acquired Companies and all accounts receivable arising after such date are valid and arose from bona fide transactions in the ordinary course of the Business of the applicable Acquired Company and have been recorded in accordance with historical revenue recognition policy. No account receivable has been assigned or pledged to any other entity. All accounts receivable are or are reasonably expected to be collectable, net of applicable reserves, in the ordinary course of business as the Business of each Acquired Company is presently being conducted.

     4.12   Absence of Certain Changes.  Since September 30,
            --------------------------
1996, except as set forth in Schedule 4.12 hereto or as
                             -------------
otherwise set forth in this Agreement and the Schedules hereto, there has not been:

            (a) Any material adverse change in the financial condition or the operations, properties, assets, Business or prospects of any of the Acquired
                 Companies;

            (b) Any declaration, setting aside or payment of any dividend or any distribution (in cash or in kind) to any shareholder of any of the Acquired Companies with respect to any securities of any such Acquired Company, or any direct or indirect redemption, purchase or other acquisition by any Acquired Company of any of its securities;

            (c) Any increase in compensation or other remuneration in excess of Fifteen Thousand Dollars ($15,000) in the aggregate payable to or for the benefit of or committed to be paid to or for the benefit of any shareholder, director, officer, agent or employee of any Acquired Company, or in any benefits granted under any employee benefit plan with or for the benefit of any such shareholder, director, officer, agent or employee other than payments to crew members in the ordinary course of business.

            (d) Any transaction entered into or carried out by any Acquired Company other than in the ordinary course of the Business of such Acquired Company;

            (e)  Any borrowing other than through any Acquired
                 Company's regular line of credit described on
                 Schedule 4.9, any incurrence of any other
                 ------------
                 indebtedness, contingent or otherwise, or any endorsement, assumption or guarantee of payment or performance of any loan or obligation of any other individual, firm, corporation or other entity by an Acquired Company;

            (f) Any change made by an Acquired Company in its methods of conducting its Business or of accounting;

            (g) Any grant by an Acquired Company of any Lien with respect to any properties or assets, tangible or intangible, of such Acquired Company;

            (h) Any sale, lease or disposition of, or any agreement to sell, lease or dispose of, any properties or assets held for use, used or useful in the Business of an Acquired Company, other than sales, leases or dispositions in the ordinary course of the Business of such Acquired Company for fair equivalent value;

            (i)  Any modification or termination of any Material
                 Agreement;

            (j) Any purchase by an Acquired Company of capital assets which, either individually or in the aggregate with respect to related assets, is in excess of Ten Thousand Dollars ($10,000);

            (k) Any loan or advance made by an Acquired Company to any individual, firm, corporation or entity except for advances not material in amount and advances made in the ordinary course of the Business of such Acquired Company; or

            (l) Any binding commitment or agreement by an Acquired Company or Seller to do any of the foregoing items
                 (b) through (k).

     4.13   Real Property.
            -------------

            (a) No Acquired Company owns any real property of any kind, character or description.

            (b)  Schedule 4.13 contains a true and complete
                 -------------
                 description of all real property of which any of the Acquired Companies is a tenant, including all buildings, improvements and fixtures thereon (the "Real Property"). True correct and complete copies of all leases of all Real Property (the "Leases") have been delivered to Purchaser. With respect to each Lease, no event or condition currently exists which would give rise to a material repair or restoration obligation on the part of tenant if such Lease were to terminate. Neither Seller nor any Acquired Company has any knowledge of any event or condition which currently exists which would create a legal or other impediment to the use of the Real Property as currently used, or would increase the additional charges or other sums payable by a lessee under any of the Leases (including, without limitation, any pending Tax reassessment or other special assessment affecting the Real Property). Except as otherwise set forth on Schedule 4.13,
                                                  -------------
                 all buildings, improvements and fixtures which comprise a part of the Real Property as to which Seller or any Acquired Company is responsible for the maintenance and repair thereof are in good condition, maintenance and repair, ordinary wear and tear excepted.

            (c) There is no Person other than an Acquired Company in or entitled to possession of the Real Property.

            (d) None of the Real Property is in violation in any material respects of any public or private restriction or any law or any building, zoning, health, safety, fire or other law, ordinance, code or regulation, and no notice from any governmental body has been served upon Seller or any Acquired Company or upon any of the Real Property claiming any violation in any material respects of any such law, ordinance, code or regulation or requiring or calling to the attention of Seller or any Acquired Company the need for any work, repair, construction, alterations or installation on or in connection with the Real Property which has not been complied with.

     4.14   Vessels.  Each of the Vessels is in Good Working
            -------
Order, in class and with all outstanding certificates valid on the date hereof. For purposes of this Agreement, "Good Working Order" shall include full performance compliance of all systems with the specifications listed with respect to each Vessel, as set forth on
Schedule 4.14 hereto.
-------------

     4.15   Material Tangible Personal Property.  Schedule 4.15
            -----------------------------------   -------------
sets forth all material tangible personal property used in
the Business of each of the Acquired Companies as of September 30, 1996. Except as otherwise set forth on Schedule 4.15, each
                                        -------------
Acquired Company has good and valid title to its material tangible personal property, free and clear of all Liens. Such material tangible personal property is in good order and condition, ordinary wear and tear excepted, without material defect, fit for the purposes for which the applicable Acquired Company has at any time heretofore used, or is now using, it in its respective Business. The material tangible personal property is not in need of maintenance or repair other than ordinary and routine maintenance and repair. True and current copies all leases pursuant to which any Acquired Company leases material tangible personal property have been delivered to Purchaser, together with all exhibits, amendments, supplements and riders thereto. There are no breaches or defaults, nor has there occurred any event which with the passage of time would constitute a breach or default, under any of such leases. Such leases were duly and validly entered into by the applicable Acquired Company (and, to the best of Seller's and such Acquired Company's knowledge, by the lessor(s) thereunder) and are valid, binding, and in full force and effect.

     4.16   Intellectual Property.
            ---------------------

            (a)  Schedule 4.16 sets forth a complete list and
                 -------------
                 brief description of the Intellectual Property which is now owned, used, or held for use by any Acquired Company. Except as otherwise indicated on
                 Schedule 4.16, all Intellectual Property used
                 -------------
                 by an Acquired Company is owned by such Acquired Company and is free and clear of all Liens and is held and used by such Acquired Company without conflict with the rights of others. Except as set forth on Schedule 4.16, no Acquired Company has
                          -------------
                 granted any license or rights to any other entity with respect to the Intellectual Property.

            (b) The Intellectual Property constitutes all such items necessary to carry on the Business of each Acquired Company as heretofore conducted. To the best of Seller's and each Acquired Company's knowledge, nothing sold or used in the Business of such Acquired Company infringes any trademark, trade name, copyright, patent or trade secret of any other person.

            (c)  Except as specifically disclosed on Schedule 4.16,
                                                     -------------
                 each Acquired Company and its successors and assigns has a perpetual right, without infringing any patent, United States or foreign, any other right of any party or necessitating or making desirable any royalty or other payment by such Acquired Company to any party, to use the Intellectual Property in the manner at any time heretofore used, now used, or planned to be used by such Acquired Company.

            (d) There exists no contest, litigation, infringement, fraud, misappropriation or misuse, pending, or to the knowledge of the Seller threatened or in prospect, of any Intellectual Property, or any license or agreement therefor, which is necessary for or related to the Business of any Acquired Company.

     4.17   Use of Property.  The properties and assets owned
            ---------------
or leased by each Acquired Company constitute all of the properties and assets required to enable such Acquired Company to conduct its Business as currently being conducted. None of the properties and assets owned or leased by the Acquired Companies including, without limitation, those reflected in the Financial Statements, is subject to any ordinance, other law, rule, regulation, publicly available policy or publicly available guideline, encumbrance, or restriction which prevents, or might reasonably be expected to prevent, the manner in which such properties and assets and the Business of such Acquired Company are now used or enjoyed or planned to be used or enjoyed by such Acquired Company.

     4.18   Insurance.  Schedule 4.18 constitutes a
            ---------   -------------
complete and accurate schedule of all insurance policies, binders and bonds held by each Acquired Company or covering any of the properties or assets of any Acquired Company or the Business of such Acquired Company and now in force (including, without limitation, public liability, product liability, property damage, workers' compensation, fidelity bond, theft, forgery and other coverage) (the "Insurance Policies"). Schedule 4.18 shows the
                                       -------------
identities of the insurers, the amount and nature of insurance, all pending claims filed under the Insurance Policies, and all claims and lawsuits made or filed during the last two (2) years in excess of Twenty-Five Thousand Dollars ($25,000) with respect to each Acquired Company which have been paid or settled other than health insurance claims paid or payable in the ordinary course of business as reflected in such Acquired Company's records. True, current and complete copies of all Insurance Policies have been provided to Purchaser. No notice of cancellation or termination has been received with respect to the Insurance Policies. There has not been any inaccuracy in any application for such Insurance Policies which will affect the coverage thereunder. There has not been any failure to pay premiums when due.

     4.19   Permits.  All of the Permits material to the
            -------
Business of each Acquired Company are described in Schedule 4.19.
                                                   -------------
The Permits are in full force and effect and no suspension or cancellation of any of them is threatened. The Permits constitute all material governmental permits, licenses, approvals, product registrations and authorizations required by each Acquired Company to occupy its respective real property, use its other assets and conduct its Business as occupied, used and conducted prior to the Closing Date. Complete and correct copies of the Permits have been provided to Purchaser.

     4.20   Material Agreements.  Set forth on Schedule 4.20
            -------------------                -------------
is a list of each written or oral contract, agreement, indenture, evidence of indebtedness, contingent or otherwise, to which each Acquired Company is a party and which:

            (a) Has a contract term of twelve months or more or involves total consideration of more than Fifty
                 Thousand Dollars ($50,000);

            (b) Contains any severance or termination payment liabilities or obligations or any other employee benefit provision, and the amounts which are or may become payable under each such agreement;

            (c) Prohibits or contractually restricts the ability of such Acquired Company to engage in its Business or any other business or to compete with any entity;

            (d) Involves any debt obligation for borrowed money, including guarantees;

            (e) Involves any outstanding loan to any entity not made in the ordinary course of business;

            (f) Involves the acquisition of any other business or company; or

            (g) Is between such Acquired Company and the Seller or an Affiliate of the Seller.

True and complete copies of all written Material Agreements and written summaries of all oral Material Agreements have been furnished to Purchaser. With regard to the Material Agreements, except as otherwise set forth on Schedule 4.20, (i) to the best
                                 -------------
of Seller's and each Acquired Company's knowledge, no event has occurred or is continuing which, upon the passage of time or the giving of notice, or both, could constitute an event of default by such Acquired Company with respect to any Material Agreement, and no written or oral claim of any such default has been made against such Acquired Company with respect to any Material Agreement; (ii) each of the Material Agreements is valid, binding and enforceable against the Acquired Company which is a party to such Agreement and the other parties thereto, except (y) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditor's rights generally, and (z) as limited by laws relating to the applicability of specific performance, injunctive relief or other equitable remedies; and (iii) neither Seller nor any Acquired Company has received any written notice or been informed that any party to any of the Material Agreements intends to cancel or terminate such Material Agreement.

     4.21   Consents.  Schedule 4.21 sets forth all
            --------   -------------
Material Agreements and leases, licenses or Permits which are material to the Business and which, absent the approval or consent of a third party prior to the Closing of the transaction herein (a "Consent"), will be subject as a result of the Closing (with or without the passage of time, notice or both) to cancellation, termination, additional payment, alteration of terms, additional rights in any third party or additional obligations on an Acquired Company.

     4.22   Claims and Litigation.  Except as set forth on
            ---------------------
Schedule 4.22, there are no material claims, actions, suits,
-------------
proceedings or governmental investigations pending or threatened by, against Seller or any Acquired Company, the properties or assets of any Acquired Company or the Business of any Acquired Company, or questioning or challenging the validity of this Agreement or any of the transactions contemplated hereby, and, to the best knowledge of Seller and each Acquired Company, there has been no occurrence of any event giving rise to any such claim, action, suit, proceedings or investigation. There are no outstanding judgments, orders, decrees, awards, or citations of any court, arbitrator, tribunal or governmental authority affecting any of the properties or assets of any Acquired Company or the Business of any Acquired Company.

     4.23   Tax Returns and Liabilities.  Schedule 4.23
            ---------------------------   -------------
lists all jurisdictions in which each Acquired Company files Tax Returns, either separately or as a member of a group of corporations, and the type of Tax Returns filed therein. Each Acquired Company has properly and timely filed or caused to be filed with the appropriate tax authorities all Tax Returns required by law to be filed with respect to such Acquired Company, either separately or as a member of a group of corporations, and has paid
or made provisions for the payment of all amounts due whether or not reflected on the returns as filed. Except as set forth on
Schedule 4.23, there is no liability, absolute or contingent,
-------------
for any unpaid Taxes, or any set of facts which exists or has existed and would likely constitute grounds for the assessment of any further Tax liability against any Acquired Company. There is no tax lien upon any property or asset of any Acquired Company, whether owned or leased. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any Tax Return for any period. Each Acquired Company withheld and duly paid to the appropriate governmental authority all Taxes required to be withheld by such Acquired Company pursuant to any ordinance, statute or other law or any judgment, order, decree, rule or regulation of any court, tribunal or governmental authority. Notwithstanding any other representation or warranty to the contrary, Seller's only liability under this Agreement with respect to Taxes or Tax Returns shall be specifically as set forth in this Section 4.23.

     4.24   Employees.
            ---------

            (a)  Schedule 4.24 contains a complete and correct
                 -------------
                 list of the names and titles of all the employees who perform services for or on behalf of any Acquired Company ("Employees").

            (b)  Except as set forth on Schedule 4.24:
                                        -------------

                 i. none of the Employees is represented by any labor union;

                 ii.     there is no pending labor strike, work
                         stoppage, slow down, other labor trouble or interference with or impairment of the Business of any Acquired Company (including, without limitation, any organizational drive);

                 iii.    there is no pending or threatened
                         representation petition respecting the
                         Employees;

                 iv.     no Acquired Company is a party to any
                         collective bargaining agreement;

                 v. there are no outstanding binding or any other commitment or agreement to effect any general wage or salary increase for any of the Employees;

                 vi. the employment of all Employees is terminable at will except as may be provided by state law;

                 vii. none of the persons employed by any Acquired Company is provided under contract with a third party (excluding clerical workers or workers made available under contracts disclosed on a schedule hereto);

                 viii. all sums due for employee compensation and benefits and all vacation time owing any Employees have been duly and adequately accrued on the accounting records of the Acquired Companies and are reflected on the Financial Statements as of the date thereof, and all vacation time owing any Employees is accrued in accordance with applicable state law;

                 ix. in accordance with the Immigration Reform and Control Act of 1986 and related statutes and regulations, each Acquired Company has properly verified the identity and authorization to work in the United States and properly completed and retained INS forms I-9 for all employees and consultants; and

                 x. there is not now pending or threatened any charge or complaint against any Acquired Company by or with the National Labor Relations Board or any representative of an Acquired Company with respect to any unfair labor practice as defined in the National Labor Relations Act, as amended, and neither Seller nor any Acquired Company knows of any factual basis for any such charge or complaint.

            (c)  No Acquired Company has violated in any
                 material respects any law, regulation or order relating to employment, wages, hours, employment discrimination and occupational safety and has not received any unresolved complaint from any federal or state agency or regulatory body alleging violations of any such laws or regulations.

            (d)  Schedule 4.24 sets forth a true, correct
                 -------------
                 and complete list of all contracts,
                 arrangements and agreements or, to the
                 knowledge of Seller and each Acquired Company, understandings or proposed transactions of such Acquired Company with regard to the Employees and/or consultants. Such Acquired Company has provided Purchaser with true, correct and complete copies of all such contracts, arrangements and agreements with regard to the Employees and/or consultants.

     4.25   Employee Pension and Welfare Benefits and Fringe
            ------------------------------------------------
Benefits.
--------
          (a)    Schedule 4.25 includes a correct and
                 -------------
                 complete list of all pension, deferred
                 compensation, retirement income, profit
                 sharing, thrift-savings, incentive
                 compensation, stock bonus, stock option, cash bonus, employee stock ownership, severance pay, medical, disability, life insurance, welfare or vacation plans of any kind and any Employee Pension Benefit Plan or Employee Welfare Benefit Plan (as defined in Title I of ERISA), insurance contracts providing employee benefits, or any other trust fund or funding vehicle for employee benefits or any combination of the foregoing maintained, sponsored or contributed to by any Acquired Company, for any employees or former employees of any Acquired Company (each individually, a "Plan" and collectively the "Plans"). No Acquired Company currently sponsors or contributes to, or in the past has sponsored or contributed to, any defined benefit plan (as defined in Section 414(j) of the Code or in Section 3(35) of ERISA), or other plan that is subject to the minimum funding standards of
                 Section 412 of the Code or Section 302 of
                 ERISA or any voluntary Employees' beneficiary association (as defined in Section 501(a)(q) of the Code). The Acquired Companies have furnished Purchaser complete and correct copies of all Plan documents (including copies of all trust instruments for related trusts) for all Plans, together with (i) the most recent actuarial, trustee and financial reports prepared with respect to any Plan;
                 (ii) the most recent annual report, if any, filed with any government agency and all Internal Revenue Service or Department of Labor rulings and letters that pertain to any such Plan; and (iii) the most recent Internal Revenue Service letter, if any, relating to the qualification of any such Plan under
                 Section 401(a) or Section 501(c) of the Code, as applicable. Except as specified on
                 Schedule 4.25, the annual reports so furnished by the Acquired Companies fairly present the financial condition of such Plans and such benefits of the respective participants accrued under the related Plans. All reports and documents provided hereunder do not contain any untrue statement of any material fact relating to Plan assets, accrued benefits, or the benefit payable to participants and beneficiaries of such Plans.

            (b) All Plans that are Employee Benefit Plans in which one or more Employees participate, comply in all material respects with ERISA to the extent required. All Plans comply with the Code where applicable for tax-qualified or tax-favored treatment, and have been timely amended to comply with the Tax Reform Act of 1986 and any other legislation or regulation requiring amendments to the Plans. Each Plan that is an Employee Benefit Plan has been administered in compliance with and has complied with the reporting, disclosure and fiduciary duty requirements of Title I of ERISA in all material respects. Neither any Acquired Company nor any administrator or fiduciary of any Plan (or agent of any of the foregoing) has engaged in any transaction or acted or failed to act in any manner which would subject themselves or such Acquired Company to any liability for a breach of fiduciary duty under ERISA. Each Employee Pension Benefit Plan sponsored or maintained by or contributed to by any Acquired Company for any employee or former employee of such Acquired Company that is intended to be qualified under Section 401(a) of the Code have been the subject of a favorable determination letter issued by the Internal Revenue Service holding that such plan and funding instrument are so qualified and nothing has occurred which would cause such letters to become invalid. All related trusts are exempt from federal income tax under
                 Section 501(a) of the Code.  No
                 representations or communications, oral or written, with respect to participation, eligibility for benefits, vesting, benefit accrual or coverage under any Plan have been made to employees or former employees of any Acquired Company which (i) are not in accordance with the terms and conditions of such Plan; and (ii) could have any material Adverse economic consequences to such Acquired Company other than payments to employees pursuant to the terms of the Plans. No
                 Acquired Company has any liability under any Plan that is not reflected on the Financial Statements (other than normally unrecorded liabilities under a Plan for sick leave, holiday, education, bonus, vacation, incentive compensation and other benefits or awards, provided that such liabilities are not in any event material). Neither any Acquired
                 Company, the Plans nor to the knowledge of Seller any fiduciary or administrator thereof or any parties in interest or disqualified persons with respect to the Plans has engaged in a "prohibited transaction" within Section
                 406 of ERISA or, where applicable, Section
                 4975 of the Code for which no exemption is applicable and there has been no reduction or curtailment of accrued benefits or accruals with respect to any of the Plans.

            (c) All contributions required for all Plans for all plan years ending prior to the Closing Date have been made or adequate accruals for all contributions with respect to the Plans are reflected in the Financial Statements. None of the Acquired Companies has incurred any liability to the Internal Revenue Service or otherwise with respect to any such Plan currently or previously maintained by members of the controlled group of companies (as defined in Section 414(b) and (c) of the Code) (the "Controlled Group") that includes the Acquired Companies that has not been satisfied in full, and no condition exists that presents a material risk to the Acquired Companies or any member of the Controlled Group of incurring such a liability.

            (d) With respect to any group health plan (as defined in Section 607 of ERISA) maintained by or contributed to by any Acquired Company, neither such Acquired Company nor any of its officers, directors, employees or agents has engaged in any action or failed to act in such a manner that, as a result of such act or failure to act: (i) the ability of such Acquired Company to deduct contributions to such a plan would be impaired, (ii) the ability of any employee of such Acquired
                 Company to
                 exclude from income for federal income tax purposes employer-provided benefits under such a plan would be impaired, and (iii) the employer would be subject to a tax under Section 4980B of the Code or any liability under Part 6 of Title I of ERISA. No Acquired Company nor any of their directors, officers, employees or agents have engaged in any action or failed to act in any manner that would subject the Company to liability under the Medicare Secondary Payor Provisions of Section 1862(b) of the Social Security Act and Section 5000 of the Code.

            (e)  Except as set forth on Schedule 4.25, with
                                        -------------
                 respect to all former employees of the
                 Acquired Companies who may have terminated or have been terminated at any time prior to the Closing Date, none of the Acquired Companies has failed to pay or fulfill any obligation in connection with, nor is it currently liable for: any severance pay; pension funding deficit; insurance premium (including, without limitation, any unfunded liability for any retiree medical, disability or life insurance plan or program); other payment or obligation for any Employee Pension Benefit Plan or Employee Welfare Benefit Plan; Payroll Practice, as defined in DOL Reg. Section 2510.3-1(b);
                 any and all other plans, arrangements and practices for the benefit of such former or current employees (including, without limitation, any workers' compensation, unemployment compensation, disability or life insurance benefit program), whether or not any of same are required by any federal, state or local laws, rules, regulations, policies or guidelines; and all other costs and expenses connected with any of the forgoing.

            (f) To the best knowledge of Seller and each of the Acquired Companies, there are no claims, lawsuits, arbitrations or appeals, pending or threatened, by a current or former employee of such Acquired Company, or by such an employee's beneficiary, involving any Plan, or such Acquired Company, Plan fiduciaries or administrators involving the Plans, nor is there any reasonable basis to anticipate any claim involving any such Plan which would likely be successfully maintained against such Acquired Company or any fiduciaries or administrators of the Plan.

            (g) Each Acquired Company has complied in all material respects with the applicable requirements of Part 6 of Title I of ERISA and
                 Section 4980B of the Code (pertaining to COBRA continuation of coverage).

            (h)  Except as set forth on Schedule 4.25, no
                                        -------------
                 Acquired Company has any obligation to
                 provide, nor has it expressed any intention to provide, any employee of such Acquired Company with any medical, life insurance, or similar benefit following his or her retirement or termination of employment (or to his or her beneficiary subsequent to death), except as required by Part 6 of Title I of ERISA and Section 4980B of the Code.

            (i) No obligation shall arise under any Plan, including severance or separation pay plans or arrangements or policies, that obligates any Acquired Company or any Plan, trust or plan funding vehicle to make any payments, accrue any additional benefits or liabilities, or provide any subsidies or compensations whatsoever as a result of Closing.

            (j) No changes have been made to any of the Plans which are not already described in the Plan documents provided pursuant to Section 4.25(a) and none will be made through the Closing Date.

     4.26   Environmental Matters.  Except as disclosed in
            ---------------------
Schedule 4.26:
-------------

            (a) Each Acquired Company is in compliance in all material respects with all Environmental Laws in connection with the conduct of its Business.

            (b) To the best of Seller's and each Acquired Company's knowledge, such Acquired Company has no liability under any Environmental Law with respect to the operations of its Business, the Real Property, or other properties of such Acquired Company which is material to the operations of its Business or the financial condition of such Acquired Company.

            (c)  There has been no past, and there is no
                 current or presently anticipated, storage, disposal, generation, manufacture, refinement, transportation, production or treatment of a Regulated Substance by any Acquired Company that is not in compliance in all material respects with all applicable Environmental Laws. There has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto any Real Property, or into the environment surrounding any Real Property, of any Regulated Substance by any Acquired Company.

            (d) To the best of Seller's and each Acquired Company's knowledge, there are no proceedings pending or threatened in which the operation of the Business is alleged to constitute a violation of any Environmental Law or Environmental Permit; and there are no outstanding judgments, decrees or orders affecting the operation or conduct of the Business of any of the Acquired Companies.

            (e) Neither Seller nor any Acquired Company has received any notice from any governmental regulatory authority or any private person or entity that either the assets of such Acquired Company or its conduct or operation of its Business is in violation of any Environmental Law or any

                 Environmental Permit, or that it is
                 responsible (or potentially responsible) for the cleanup of any Regulated Substance.

     4.27   Disclosure.
            ----------

            (a) No representation, warranty, covenant or agreement made by Seller or any Acquired Company contained in this Agreement and no statement or description contained in any Schedule hereto, certificate or exhibit provided or delivered by Seller or any Acquired Company to Purchaser pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements and descriptions contained herein or therein not misleading.

            (b)  There are no material written or oral
                 agreements or commitments or other properties or assets of any kind necessary for the Business as currently being conducted by any of the Acquired Companies, which are not owned, licensed or leased by such Acquired Company and not described herein.

            (c) For purposes of this Article IV, any item disclosed herein or elsewhere in this Agreement, or in any schedule or exhibit required under this Agreement, shall be deemed disclosed for purposes of each representation, warranty, covenant and schedule of or referred to in this Article IV.

     4.28   Brokers.  Seller and the Acquired Companies have
            -------
not had and are not having any dealings with, and have not received and are not receiving any services from, any finder, broker, agent or other similar party, who is or will be entitled to a commission, fee or other payment of any nature in connection with this Agreement or any of the transactions contemplated hereby.

     4.29   Operation in Accordance With Law.  Except as set
            --------------------------------
forth on Schedule 4.29, none of the Acquired Companies is in
         -------------
default under or in violation of any provision of its Articles of Incorporation or Bylaws or, to the best of Seller's and such Acquired Company's knowledge, any applicable statute, law, ordinance, decree, order, injunction, rule, directive or regulation of any government or the provisions of any franchise or license material to its business.

                            ARTICLE V
            REPRESENTATIONS AND WARRANTIES OF SELLER
            ----------------------------------------

     Seller hereby represents and warrants to Purchaser that the following statements are true and correct as of the date hereof.

     5.1  Title to Shares.  Seller is the record and beneficial
          ---------------
owner of all of the Acquired Company Shares and will own such Acquired Company Shares free and clear of all Liens at Closing. Delivery to Purchaser of certificates representing the Acquired Company Shares (endorsed by Seller to Purchaser or accompanied by stock powers to Purchaser executed by Seller) shall pass good and marketable title to the Acquired Company Shares to Purchaser, free and clear of all Liens.

     5.2  Organization and Standing.  Seller is a corporation
          -------------------------
duly organized, validly existing and in good standing under the laws of the state of Missouri.

     5.3  Authorization and Binding Effect.  All corporate
          --------------------------------
action, required to be taken by Seller to authorize the transactions contemplated by this Agreement has been taken. Seller has all requisite corporate power to perform this Agreement and the transactions contemplated hereby and the further documents, instruments and agreements referred to or provided for herein.
This Agreement constitutes valid and binding obligations of Seller, and, assuming due execution and delivery by the other signatories thereto (other than the Acquired Companies), is enforceable against it in accordance with the terms and conditions hereof, except that
(i) such enforceability may be limited by bankruptcy, insolvency, reorganization, rehabilitation, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally, and (ii) specific performance and injunctive and other forms of equitable relief and the enforceability of waivers and other remedies may be subject to compliance with statutory requirements and rules, equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

     5.4  Absence of Litigation.  There is no claim, action,
          ---------------------
proceeding or investigation pending or, to the best knowledge of Seller, threatened against, relating to or affecting Seller, any of the Acquired Companies, or any of their respective properties or rights, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign that, if determined adversely to Seller or any such Acquired Company, would materially impair the ability or obligation of Seller to perform fully on a timely basis its obligations under this Agreement.

     5.5  No Breach of Other Agreements.  Except as set forth
          -----------------------------
on Schedule 5.5, the execution and delivery of this Agreement
   ------------
and the consummation of the transactions contemplated hereby do not and shall not result in the creation or imposition of any Lien with respect to the Acquired Company Shares, and do not and shall not constitute an assignment or a violation of, or be in conflict with, or constitute a default under, or require any consent or approval with respect to (i) any note, indenture, mortgage, loan agreement, lien, license or other evidence of indebtedness of Seller or security therefor, (ii) any term or condition of the Articles of Incorporation or Bylaws of Seller, (iii) any agreement or other obligation to which Seller is a party or by which Seller is bound, or (iv) any ordinance, statute or other law or any judgment, order, decree, permit, license, award, citation, rule, regulation, publicly available policy, standard, official interpretation or publicly available guidelines of any court, arbitrator, tribunal or governmental authority to which Seller is bound, except for violations that, either individually or in the aggregate, would not have a Material Adverse Effect on the Acquired Companies or Purchaser.

     5.6  Government Consents and Approvals.  Except as set
          ---------------------------------
forth in Schedule 5.6, neither the execution and delivery of this Agreement by Seller, the consummation by Seller of the transactions contemplated hereby nor compliance by Seller with any of the provisions hereof will require any consent, waiver, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority.

     5.7  Investment Intent.   Seller is acquiring the Closing
          -----------------
Note for its own account and not with any present intention of making any distribution or resale of all or any portion thereof other than that Seller may sell, distribute as a dividend, or otherwise transfer the Closing Note to its shareholder or Seller may pledge or transfer such Closing Note to a bank or other third party investor, subject to restrictions and limitations of applicable securities laws.


                           ARTICLE VI
           REPRESENTATIONS AND WARRANTIES OF PURCHASER
           -------------------------------------------

     Purchaser hereby represents and warrants to Seller that the following statements are true and correct as of the date hereof and shall continue to be through the Closing Date:

     6.1  Organization and Standing.  Purchaser is a
          -------------------------
corporation duly organized, validly existing and in good standing under the laws of the state of Missouri.

     6.2  Authorization and Binding Effect.  All corporate
          --------------------------------
action, required to be taken by Purchaser to authorize the transactions contemplated by this Agreement shall have been taken as of the Closing Date. Purchaser has all requisite corporate power to perform this Agreement and the transactions contemplated hereby and the further documents, instruments and agreements referred to or provided for herein. This Agreement and the Closing Note constitute valid and binding obligations of Purchaser, and, assuming due execution and delivery by the other signatories if applicable, are enforceable against it in accordance with the terms and conditions hereof and thereof, except that (1) such enforceability may be limited by bankruptcy, insolvency, reorganization, rehabilitation, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally, and (2) specific performance and injunctive and other forms of equitable relief and the enforceability of waivers and other remedies may be subject to compliance with statutory requirements and rules, equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

     6.3  No Breach.  The execution and delivery of this
          ---------
Agreement and the consummation of the transactions contemplated hereby do not and shall not constitute a violation of or be in conflict with, or constitute a default under, or require any consent or approval with respect to (i) any note, indenture, mortgage, loan agreement, lien, license or other evidence of indebtedness of Purchaser or security therefor, (ii) any term or condition of the Articles of Incorporation or Bylaws of Purchaser,
(iii) any agreement or other obligation to which Purchaser is a party or by which Purchaser is bound, or (iv) any ordinance, statute or other law or judgment, order, decree, permit, license, award, citation, rule, regulation, publicly available policy, standard, official interpretation or publicly available guidelines of any court, arbitrator, tribunal or governmental authority to which Purchaser is bound, except for violations that, either individually or in the aggregate, would not have a material adverse effect on the Seller.

     6.4  Absence of Litigation.  There is no claim, action or
          ---------------------
proceeding pending or, to the best of Purchaser's knowledge, threatened against, relating to or affecting Purchaser, or any of its properties or rights, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign that, if determined adversely to Purchaser, would materially impair the ability or obligation of Purchaser to perform fully on a timely basis its obligations under this Agreement.

     6.5  Government Consents and Approvals.  Neither the
          ---------------------------------
execution and delivery of this Agreement by Purchaser, the consummation by Purchaser of the transactions contemplated hereby nor compliance by Purchaser with any of the provisions hereof and thereof will require any consent, waiver, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority.

     6.6  Brokers.  Purchaser has not had and is not having any
          -------
dealings with, and has not received and is not receiving any services from, any finder, broker, agent or other similar party who is or will be entitled to a commission, fee or other payment of any nature in connection with this Agreement or any of the transactions contemplated hereby.

     6.7  Investment Intent.  Purchaser is purchasing the
          -----------------
Acquired Company Shares for its own account and not with any present intention of making any distribution or resale thereof.

                           ARTICLE VII
         COVENANTS OF THE ACQUIRED COMPANIES AND SELLER
         ----------------------------------------------

     Each Acquired Company and Seller further covenant with Purchaser as follows:

     7.1  Affirmative Covenants.  Except as otherwise set forth
          ---------------------
in this Agreement and Schedules hereto, from the date hereof to the Closing Date, such Acquired Company shall and the Seller shall cause such Acquired Company to:

          (a) Continue to collect all accounts receivable consistent with the past practices of such Acquired Company;

          (b) Conduct its Business in the ordinary course in substantially the same manner as heretofore conducted and in conformity with all applicable laws, rules and regulations, and use its assets in the usual, regular and ordinary course and in the same manner as heretofore used;

          (c) Immediately notify Purchaser of any material change in the ordinary and normal conduct of its Business or any change or events which would reasonably be expected to cause a material change in the information concerning the Acquired Companies set forth in Exhibit B hereto, any material emergency with respect to its Business, or any occurrence which does or would reasonably be expected to cause any of the representations or warranties made by such Acquired Company or Seller herein (and in each Schedule hereto and certificate or exhibit provided or delivered to Purchaser pursuant to this Agreement or in connection with the transactions contemplated hereby) to be incomplete or incorrect, or any of the covenants or agreements made by, or other obligations of, such Acquired Company or Seller contained herein to be breached;

          (d) Maintain such Acquired Company's assets in good operating condition and repair, normal wear and tear excepted;

          (e)       Maintain in force all Insurance Policies;

          (f) Use the best efforts to (i) maintain and develop goodwill between such Acquired Company and the customers and suppliers and other parties with whom such Acquired Company has had, has or will have, or may have prospects of having, contractual or commercial relationships, and (ii) otherwise maintain its Business and its organization;

          (g) Promptly pay and discharge, prior to the date on which any penalties, interest or liens commence or attach thereto, all lawful taxes, assessments and governmental charges or levies imposed on any of the properties or assets of such Acquired Company or on its Business; provided that any such tax, assessment, charge or levy need not be paid if, and to the extent that, the validity or amount thereof should be then contested by such Acquired Company in good faith by appropriate action; and

          (h) Promptly pay when due (or in conformity with customary trade terms) such Acquired Company's liabilities, obligations, and commitments in connection with its Business, timely perform all obligations and commitments of such Acquired Company, and promptly notify Purchaser of any actual or alleged default by such Acquired Company with respect to such liabilities, obligations, and commitments.

     7.2  Negative Covenants.  Except as otherwise set forth in
          ------------------
this Agreement and the Schedules hereto, from the date hereof and to the Closing Date, and except as provided herein or as is necessary to complete the transactions contemplated herein, in either case with Purchaser's prior consent, none of the Acquired Companies nor Seller shall:

          (a) (i) Solicit, directly or indirectly, any inquiries or proposals, (ii) participate, directly or indirectly, in any negotiations or discussions, (iii) or provide, directly or indirectly, any information, concerning the sale of any of the Acquired Company Shares, a merger, consolidation or business combination that includes any Acquired Company or any portion thereof, or any sale of all or any portion of the assets of any Acquired Company; provided that if any such inquiries or proposals should be received, directly or indirectly, by any Acquired Company or Seller, then Purchaser shall immediately be notified thereof;

          (b) Cause any material change in the financial condition, properties, assets, obligations, commitments or operations of such Acquired Company or in its Business (other than changes in the ordinary and normal course of its Business) or any other event or condition of any nature that, individually or in the aggregate, has been or will be materially adverse to the financial condition, properties, assets, obligations, commitments or operations of such Acquired Company or to its Business.

          (c)       Cause any change in such Acquired Company's
                    system of accounting employed in preparing the Financial Statements, except as set forth on
                    Schedule 7.2(c);
                    ---------------

          (d) Issue or sell or obligate itself to issue or sell any shares of such Acquired Company's stock or other securities, whether pursuant to an employee benefit plan or otherwise;

          (e) Cause such Acquired Company, directly or indirectly, to declare, reserve, set aside or pay any dividend or other distribution or cause any split, reverse split, combination, reclassification, redemption, purchase or other acquisition with respect to any security of such Acquired Company or any option to purchase such Acquired Company's securities (Seller hereby waives all rights to any such declarations, reservations, setting aside, payment, split, reverse split, combination reclassification, redemption, purchase or acquisition);

          (f)       Except as set forth on Schedule 7.2(f),
                                           ---------------
                    cause any sale, transfer or other disposition (including, without limitation, any direct or indirect creation, occurrence, assumption or permitting of the existence of any mortgage, pledge, other hypothecation, deposit, conditional sale, lease or title retention, or the making of any agreement or commitment relating to any of the foregoing) including, without limitation, any sale, transfer or other disposition between such Acquired Company and Seller or any Affiliate of Seller of, or with respect to, any interest in any of such Acquired Company's properties or assets (whether now owned or hereafter acquired) other than:

                    i. liens for taxes, assessments or governmental charges or levies incurred in the ordinary and normal course of such Acquired Company's Business and not yet due and payable, all of which shall be paid, discharged or released as of the Closing Date;

                    ii. contingent liabilities arising out of the endorsement in the ordinary and normal course of such Acquired Company's Business of negotiable instruments in the course of collection; or

                    iii.    in the ordinary course of business.

          (g)       Cause any amendment or modification (or
                    agreement relating thereto) of such Acquired
                    Company's Articles of Incorporation or Bylaws;

          (h) Make any significant change in the methods, price or terms of sale of the goods or services sold in the conduct of such Acquired
                    Company's Business or in the billing for such goods or services;

          (i) Cause the cancellation or termination of any relationship with any customer, licensor, licensee, lessor, supplier or distributor or give any notice that any such relationship may be canceled or terminated out of the ordinary course of business;

          (j) Cause any material changes in the manner of conducting such Acquired Company's Business;

          (k) Grant a salary increase, or authorize or pay any bonus or other benefit payable or to become payable under any bonus, insurance, or Plan, or cause such Acquired Company to make any loan or advance, to any former or current officer, director or employee of such Acquired Company, except for discretionary bonuses and salary adjustments and 401(k) matching contributions not to exceed Two Hundred Thousand Dollars ($200,000) in the aggregate for all Acquired Companies, changes to PHD's employment agreement if consented to by Purchaser and payments to crew members in the ordinary course of business.

          (l) Make or enter into any agreement or other commitment for any expenditures for capital assets, other than for ordinary and routine maintenance and repairs, which maintenance and repair expenditures are not required to be capitalized;

          (m) Cause such Acquired Company to enter into any transaction not disclosed in, or contemplated by, this Agreement (including, without limitation, any change in the contingent obligations of such Acquired Company by way of guaranty, endorsement, indemnity, warranty or otherwise) other than in the ordinary and normal course of its Business;

          (n) Take any action that does or may cause any of the representations or warranties made by such Acquired Company or Seller herein (or in any Schedule hereto or certificate provided or delivered to Purchaser pursuant to this Agreement, to be incomplete or incorrect, or any of the covenants or agreements made by, or other obligations of, such Acquired Company or Seller contained herein to be breached;

          (o) Cause any change in the terms and conditions of the Insurance Policies;

          (p) Any other term or condition hereof to the contrary notwithstanding, take any action not consistent with the past practices of such Acquired Company or its Business;

          (q) Cause any other event or condition of any character materially and adversely to affect the condition (financial or other), assets, operations, earnings, prospects or business of such Acquired Company or its Business; or

          (r) From the date hereof, without the prior written consent of Purchaser, issue any debt instruments, execute any notes or other evidences of indebtedness or borrow any monies.

     7.3  Maintenance of the Vessels.  From the date hereof to
          --------------------------
the Closing Date, Clipper Cruise Line shall use due diligence to maintain and repair the Vessels in accordance with good commercial marine practice and in accordance with its normal practices.

     7.4  Right of Access and Inspection.  From the date hereof
          ------------------------------
to the Closing Date, Purchaser may, after giving reasonable notice to an Acquired Company, through its employees, agents and representatives, during normal working hours as it deems necessary or advisable, make or cause to be made such investigation of such Acquired Company's assets and liabilities and its Business as Purchaser shall deem advisable. During such period Seller and such Acquired Company shall furnish promptly to Purchaser all information concerning such Acquired Company's assets and liabilities and its Business as Purchaser may reasonably request. Seller and such Acquired Company will fully cooperate with Purchaser's investigative efforts including making offices and reasonable secretarial support available to Purchaser's employees, agents and representatives.

     7.5  Consents.  As soon as reasonably practicable after
          --------
the execution and delivery of this Agreement, and in any event on or before the Closing Date, the Acquired Companies shall use their best efforts to obtain the Consents and will furnish to Purchaser executed copies of those Consents. Seller and each Acquired Company shall use its best efforts to obtain or make all consents, approvals, authorizations or orders of, or filings with, any governmental agency required for the consummation of the transactions contemplated herein.

     7.6  Standstill, Etc.  From the date hereof to the Closing
          ---------------
Date, Seller covenants and agrees that, without the prior written consent of Purchaser, it will not (i) sell, pledge, encumber, assign, transfer, exchange or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, tender, pledge, encumbrance, assignment, transfer, exchange or disposition of, any of the Acquired Company Shares; (ii) acquire any additional shares of Common Stock or other securities of any Acquired Company, or warrants, options or other rights to purchase any shares of Common Stock or such other securities; or (iii) grant any proxies with respect to the Acquired Company Shares, deposit any Acquired Company Shares into a voting trust or enter into a voting agreement with respect to any Acquired Company Shares.

     7.7  Further Assurances.  At any time and from time to
          ------------------
time for a reasonable period of time after the Closing, at Purchaser's reasonable request, Seller will duly execute, acknowledge and deliver all such reasonable additional instruments or documents considered necessary or desirable by Purchaser to evidence, effect, finalize, record or perfect the transactions contemplated by this Agreement, and will take such other action consistent with the terms of this Agreement, at Seller's expense, for the purpose of better assigning, transferring and conveying to Purchaser, or reducing to Purchaser's possession, any or all of the Acquired Company Shares.


                          ARTICLE VIII
                      CONDITIONS TO CLOSING
                      ---------------------

     8.1  Conditions Precedent to Purchaser's Obligations.  The
          -----------------------------------------------
obligations of Purchaser to close under this Agreement are, at Purchaser's option, subject to the fulfillment prior to (or simultaneously with) Closing, or waiver in writing thereof, of each of the following conditions:

          (a) The representations and warranties made by each Acquired Company and Seller shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of Closing, and each Acquired Company and Seller shall have delivered certification to Purchaser to that effect;

          (b) The covenants and agreements made by, and other obligations of, each Acquired Company and Seller contained herein shall have been performed in all material respects to the extent that such Acquired Company or Seller was or is obligated to perform them prior to or on the Closing Date, and each Acquired Company and the Seller shall have delivered certification to Purchaser to that effect;

          (c) Each Acquired Company and Seller shall deliver a certificate, dated the Closing Date, signed by the President of such Acquired Company and the President of the Seller, respectively, certifying that the conditions specified in this Section 8.1 have been fulfilled and that no material adverse change has occurred in the financial condition of such Acquired Company from that shown in the Financial Statements;

          (d)       Each Acquired Company shall deliver a
                    certificate, dated the Closing Date, signed by the Secretary, certifying that the Bylaws of such Acquired Company attached thereto are complete and correct;

          (e) Each Acquired Company shall deliver a (i) Certificate of Good Standing of such Acquired Company from the Secretary of State of the state of such Acquired Company's incorporation and all states where such Acquired Company is qualified to do business; and (ii) Articles of Incorporation of such Acquired Company, certified by the Secretary of State of the state of such Acquired Company's incorporation;

          (f) Seller shall deliver a certificate, dated the Closing Date, signed by the Secretary of Seller, certifying that the Bylaws of Seller attached thereto are complete and correct and an attached copy of the minutes of meetings, or consents in lieu of meetings, of Seller's Board of Directors authorizing or ratifying the transactions contemplated herein;

          (g) Seller shall deliver a (i) Certificate of Good Standing of Seller from the Secretary of State of the state of Seller's incorporation and all states where Seller is qualified to do business; and (ii) Articles of Incorporation of Seller, certified by the Secretary of State of the state of Seller's incorporation;

          (h) Seller shall have delivered to Purchaser certificates evidencing the Acquired Company Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, in form satisfactory to the Purchaser and sufficient to permit the transfer of Acquired Company Shares to Purchaser.

          (i) Liberty shall be the sole owner of and have sole title to that certain 254-foot twin screw passenger vessel named M/V Yorktown Clipper, Official Number 928931, which Vessel shall be documented in the name of Liberty under the laws of the United States, and Liberty shall own such Vessel free and clear of any Liens.

          (j) Republic shall be the sole owner of and have sole title to that certain 207-foot twin screw passenger vessel named M/V Nantucket Clipper, Official Number 677685, which Vessel shall be documented in the name of Republic under the laws of the United States, and Republic shall own such Vessel free and clear of any Liens.

          (k) With respect to each of the Vessels, such Vessel shall not be an actual, constructive, agreed to or compromised total loss, there shall have been no other loss, damage or casualty to any Vessel which is not covered by insurance (except applicable deductibles), and such Vessel shall be in the same condition as it was on the date of this Agreement, ordinary wear and tear not affecting class excepted.
                    If there has been any such loss covered by insurance which has not been fully repaired prior to Closing, Seller and the Acquired Company which is the owner of the Vessel shall, concurrently with the Closing, assign to Purchaser all insurance proceeds relating thereto (except to the extent of amounts allocable to repairs already performed by Seller or such Acquired Company or for which Seller or such Acquired Company is obligated to pay), and shall pay to Purchaser any then applicable deductible.

          (l) Each Acquired Company shall have delivered to Purchaser duly executed resignations for the officers and directors of such Acquired Company as specified by Purchaser, effective on or before the Closing Date.

          (m) Each Acquired Company shall have delivered to Purchaser copies of all Consents with respect to such Acquired Company.

          (n) The Acquired Companies shall have delivered to Purchaser estoppel certificates executed on behalf of each lessor under the Leases, in form and substance reasonably satisfactory to Purchaser.

          (o) Each Acquired Company shall have delivered to Purchaser Uniform Commercial Code Search Reports of Form UCC-11 with respect to such Acquired Company from the states and local jurisdictions where the principal places of business, the Real Property, and the other properties and assets of such Acquired Company are permanently located.

          (p) The opinion of Stifel, Nicolaus & Company, Incorporated, dated as of November 13, 1996 with respect to the transactions contemplated by this Agreement from a financial point of view, shall not have been withdrawn.

          (q) All consents, approvals, authorizations or orders of, or filings with, any governmental agency required for the consummation of the transactions contemplated herein shall have been obtained or made;

          (r) Seller shall deliver a written opinion of Seller's and the Acquired Companies' legal counsel, dated as of the Closing Date, in the form of Exhibit C attached hereto;

          (s) Each Acquired Company shall deliver such Acquired Company's corporate minute books and stock transfer records, any other books and records of such Acquired Company, and the corporate seal of such Acquired Company;

          (t)       No claim, action, suit, proceeding or
                    governmental investigation shall have been threatened or instituted questioning or challenging the validity of this Agreement or the transactions contemplated hereby;

          (u) Any and all other actions, consents, or approvals, governmental or otherwise, which in the reasonable opinion of Purchaser are necessary in the circumstances (including, without limitation, those things necessary to permit or enable any Acquired Company upon or after the consummation of the transactions contemplated herein to conduct any part or all of its business and activities in the manner in which such activities and business have been conducted by such Acquired Company prior to the Closing Date) shall have been duly obtained; and

          (v)       Seller and the Acquired Companies shall
                    deliver such additional opinions,
                    certificates, consents and other documents as Purchaser or counsel for Purchaser may reasonably request.

          (w) No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect on any of the Acquired Companies.

     8.2  Conditions Precedent to Seller's Obligations.  The
          --------------------------------------------
obligations of Seller to close under this Agreement are, at Seller's option, subject to the fulfillment prior to (or, where specifically so stated, simultaneously with) the Closing Date, or waiver in writing thereof, of each of the following conditions:

          (a) The representations and warranties made by Purchaser shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of Closing, and Purchaser shall have delivered certification to the Seller to that effect;

          (b) The covenants and agreements made by, and other obligations of, Purchaser contained herein shall have been performed in all material respects to the extent that Purchaser was or is obligated to perform them prior to or on the Closing Date, and Purchaser shall have delivered certification to the Seller to that effect;

          (c) Purchaser shall deliver a certificate, dated the Closing Date, signed by an authorized officer of the Company, certifying that the conditions specified in this Section 8.2 have been fulfilled;

          (d) Purchaser shall deliver a (i) Certificate of Good Standing of Purchaser from the Secretary of State of the state of its incorporation and all states where it is qualified to do business; and (ii) its Articles of Incorporation certified by the Secretary of State of the state of its incorporation;

          (e) Purchaser shall deliver a certificate, dated the Closing Date, signed by the Secretary of Purchaser, certifying that the Bylaws of Purchaser attached hereto are complete and correct and an attached copy of the minutes of meetings, or consents in lieu of meetings, of Purchaser's Board of Directors authorizing or ratifying the transactions contemplated herein;

          (f) Purchaser shall deliver a written opinion of Purchaser's legal counsel, dated as of the Closing Date, in the form of Exhibit D attached hereto;

          (g) All consents, approvals, authorizations or orders of, or filings with, any governmental agency required for the consummation of the transactions contemplated herein shall have been obtained or made;

          (h) Each Acquired Company shall have obtained all Consents with respect to such Acquired
                    Company; and

          (i)       No claim, action, suit, proceeding or
                    governmental investigation shall have been threatened or instituted questioning or challenging the validity of this Agreement or the transactions contemplated hereby.


                           ARTICLE IX
                 INDEMNIFICATION AND TAX MATTERS
                 -------------------------------

     9.1  Survival.  Subject to the limitations and other
          --------
provisions of this Agreement, the representations and warranties of the parties hereto contained herein shall survive the Closing and shall remain in full force and effect only during the periods specified below, regardless of any investigation made by or on behalf of any of the parties hereto. Neither the period of survival nor the liability of Seller with respect to Seller's representations and warranties as set forth herein shall be reduced by any investigation made at any time by or on behalf of Purchaser. If written notice of a claim has been given in accordance with this Agreement prior to the expiration of the applicable representations and warranties by Purchaser to Seller, then the relevant representations and warranties shall survive as to such claim, until such claim has been finally resolved. Once the survival period for a representation and warranty has ended, any and all claims under such representation or warranty, not previously given in accordance with this Agreement, shall be forever barred. The following are the survival periods for the representations and warranties:

          (a) The representations and warranties of the Seller contained in Section 5.1 shall survive indefinitely;

          (b) The representations and warranties of Seller specified in Section 4.23, but only with respect to Taxes which are federal income taxes and Missouri state income taxes with respect to which Seller and one or more of the Acquired Companies are jointly and severally liable, shall survive until the expiration of all applicable statutes of limitations periods, and if none then for a period of ten
                    (10) years;

           (c) All other representations and warranties of Seller shall survive until a date thirty (30) days after completion of the Audited Balance Sheet, but in no event later than April 30, 1997; and

          (d) The representations and warranties of Purchaser shall survive until a date thirty
                    (30) days after completion of the Audited
                    Balance Sheet, but in no event later than April 30, 1997, except for Purchaser's obligation under Section 9.2(b)(ii) below.

     9.2  Indemnification.
          ---------------

          (a) Subject to the other terms and conditions of this Agreement, Seller agrees to indemnify Purchaser and any Affiliate thereof, and any director, officer or employee of the foregoing against and hold each of them harmless from all Losses arising out of the breach of any representation or warranty.

          (b) Subject to the other terms and conditions of this Agreement, Purchaser agrees to indemnify Seller and any Affiliate thereof and any employee, officer or director of the foregoing, against and hold each of them harmless from all Losses arising out of (i) the breach of any representation or warranty of Purchaser, and (ii) any obligation of Seller to the International Airlines Travel Agent Network in connection with any obligation of any of the Acquired Companies which relate to events occurring after the Closing, with respect to the guaranty by Seller of such obligations of the Acquired Companies, or any obligation of Seller with respect to an Acquired Company letter of credit with respect to the Airline Recording Corporation and the American Airlines Air/Sea Fare and Marketing Agreement.

          (c)       Promptly, but in no event later than thirty
                    (30) days, after receipt by any party hereto
                    (the "Indemnified Person") of notice of
                          ------------------
                    any demand, claim or circumstances which, with lapse of time, would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation that may result in a Loss, the Indemnified Person shall give notice thereof (the "Claims Notice") to any party or
                          -------------
                    parties obligated to provide indemnification
                    pursuant to this Section 9.2 (the
                    "Indemnifying Party").  Any claim arising
                     ------------------
                    under this Agreement, for which there is not a timely Claims Notice given in accordance with this Section 9.2(c), shall be forever barred. The Claims Notice shall describe such threatened claim or demand in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Indemnified Person. The Indemnifying Party shall have the right to direct, through counsel of its own choosing, the defense or settlement of any such claim or proceeding at its own expense. If the Indemnifying Party elects to assume the defense of any such claim, the Indemnified Person may participate in such defense, but in such case the expenses of the Indemnified Person shall be
                    paid by the Indemnified Person; provided,
                                                    --------
                    however, that if there exists or is
                    -------
                    reasonably likely to exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Person, for the same counsel to represent both the Indemnified Person and the Indemnitor, then the Indemnified Person shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Person determines counsel is required, at the expense of the Indemnitor. Such Indemnified Person shall cooperate with the Indemnifying Party in the defense or settlement thereof, and shall make available to the Indemnifying Party any documents or other papers within its control that are necessary or appropriate for such defense, and the Indemnifying Party shall reimburse the Indemnified Person for all its reasonable out-of-pocket expenses in connection therewith. If the Indemnifying Party elects to direct the defense of any such claim, the Indemnified Person shall not pay, or permit to be paid, any part of any claim arising from such asserted liability unless the Indemnifying Party consents in writing to such payment or unless the Indemnifying Party, subject to the last sentence of this Section 9.2(c), withdraws from the defense of such asserted liability or unless a final judgment from which no appeal may be taken by or on behalf of the Indemnifying Party is entered against the Indemnified Person for such liability. If the Indemnifying Party shall fall to defend, or if after commencing or undertaking any such defense fails to prosecute or withdraws from such defense, the Indemnified Person shall have the right to undertake the defense or settlement thereof, at the Indemnifying Party's expense. If the Indemnified Person assumes the defense of any such claim or proceeding pursuant to this
                    Section 9.2(c) and proposes to settle such claim or proceeding prior to a final judgment thereon or to forego appeal with respect thereto, then the Indemnified Person shall give the Indemnifying Party prompt notice thereof and the Indemnifying Party shall have the right to participate in the settlement or assume or reassume the defense of such claim or proceeding.

          (d)       No claim for indemnification under Section
                    9.2(a) or Section 9.2(b) shall be made until the aggregate amount of such claims equals or exceeds One Hundred Thousand Dollars
                    ($100,000).

          (e) Except for the adjustment in the purchase price as set forth in Section 2.3, Purchaser's obligation under Section 2.8, Purchaser's obligation under Section 11.17, Purchaser's and Seller's obligations under Section 9.3 and the obligations of Purchaser under the Closing Note, the indemnification specified in this
                    Article IX shall be the sole remedy subsequent to the closing for the persons specified in
                    Section 9.2(a) and 9.2(b) for breaches of the representations and warranties under this Agreement (including the items referenced in Section 11.4)

          (f) Without limiting any other remedy available to any Indemnified Person, each Indemnified Person that shall have suffered a Loss as to which it shall be entitled to indemnification, shall be entitled to satisfy, either in whole or in part, such right to indemnification by setting off or recouping the amount of such Loss, or any portion thereof, against any obligation that any Indemnified Person or any Affiliate thereof shall have to pay money to the Indemnifying Party.

          (g) Notwithstanding any contrary provision in this Agreement, in no event shall the aggregate liability of Seller under this Agreement (including the items in Section 11.4) exceed the amount of the stock purchase price actually paid under Section 2.2.

          (h) Notwithstanding any contrary provision in this Agreement, in no event shall Seller have any liability for any matter to the extent the Loss therefrom is reimbursed by insurance and Purchaser agrees to keep all insurance currently in force with respect to the Acquired Companies in force following the Closing.

     9.3  Tax Matters.
          -----------

          (a)       Preparation and Filing of Consolidated
                    --------------------------------------
                    Federal and State of Missouri Income Tax
                    ----------------------------------------
                    Return for Seller and the Acquired
                    ----------------------------------
                    Companies.  Seller shall prepare and timely
                    ---------
                    file a federal and State of Missouri
                    consolidated income tax return including
                    Seller and each of the Acquired Companies for the period ending on the Closing Date and shall pay the Tax liability with respect thereto.

          (b)       Purchaser's Actions.  Purchaser agrees
                    -------------------
                    that it will not make any election under Code
                    Section 338 with respect to the transactions contemplated by this Agreement or take any other action, or cause any of the Acquired Companies to take any action, which might have the affect of increasing any Tax liability of Seller for any period ending on or prior to the Closing Date.

          (c)       Amended Returns and Adjustments.
                    -------------------------------
                    Purchaser and each of the Acquired Companies agree, that none of them shall permit or cause the filing of any amended Tax Return, or the agreement to any adjustment or assessment with any taxing authority, of any Acquired Company, for any period ending on or prior to the Closing Date, if Seller may have any liability with respect thereto, either under this Agreement or by operation of law, without the prior written consent of Seller.

          (d)       Control of Future Audits and Other
                    ----------------------------------
                    Proceedings.  In the case of any audit,
                    -----------
                    examination or other proceeding
                    ("Proceedings") with respect to Taxes for which Seller is or may be liable pursuant to this Agreement, Purchaser shall promptly inform Seller, and shall afford Seller, at Seller's expense, the opportunity to control the conduct of such Proceeding. Purchaser shall execute or cause to be executed powers of attorney or other documents necessary to enable Seller to take all actions desired by Seller with respect to such Proceeding to the extent such Proceeding may affect the amount of Taxes for which Seller is liable pursuant to this Agreement.

          (e)       Future Refunds.  Any income Tax Refunds in
                    --------------
                    respect of a consolidated income Tax Return year of Seller and any or all of the Acquired Companies ending on or before the Closing Date, paid at any time in the future, shall be the sole property of Seller.


                            ARTICLE X
                           TERMINATION
                           -----------

     If, pursuant to Sections 8.1 or 8.2, Purchaser or Seller, respectively, should opt not to close this Agreement, such party or parties, at its option, may terminate this Agreement without further obligation or liability to the other party hereto, effective upon giving ten business days' notice of such termination to such other party and giving the other party a reasonable time, not to exceed ten days, to satisfy such condition or conditions.


                           ARTICLE XI
                          MISCELLANEOUS
                          -------------

     11.1   Expenses.  Each party hereto shall be liable for
            --------
any fees, expenses and costs incurred by it prior to the Closing Date in connection with the transactions contemplated herein, including but not limited to legal, accounting, investment banking fees and expenses, appraisal fees and expenses.

     11.2   Survival.  All statements contained in any exhibit
            --------
or schedule hereto, or in any certificate or other instrument delivered by or on behalf of either party pursuant to this Agreement, shall be deemed representations and warranties under this Agreement. The representations, warranties and covenants made by the parties hereto in this Agreement and in the exhibits or schedules hereto or in any certificate or other instrument delivered pursuant hereto shall survive the Closing Date as set forth in Section 9.1.

     11.3   Headings.  The headings set forth in this Agreement
            --------
are for convenience only and do not qualify or affect the terms or conditions hereof.

     11.4   Schedules.  The Schedules hereto and each
            ---------
certificate, exhibit, list, summary or other document provided or delivered pursuant to this Agreement or in connection with the transactions contemplated hereby are incorporated herein by this reference and made a part hereof.

     11.5   Entire Agreement.  This Agreement constitutes the
            ----------------
entire agreement and understanding between the parties hereto with respect to the subject matters hereof.

     11.6   Governing Law.  Except as expressly provided herein
            -------------
to the contrary, this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Missouri, without regard to the conflict of laws principles thereof.

     11.7   Succession and Assignment.  This Agreement shall be
            -------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that this Agreement may not be assigned by any party without the prior written consent of the other parties, and any such attempted assignment without such consent shall be null, void and without effect.

     11.8   Notices.  All notices or other communications which
            -------
are required or permitted hereunder shall be in writing and shall be deemed to have been given and duly received (i) on the date given if delivered personally or by cable, telegram, telex or telecopy, or (ii) on the date received if mailed by overnight express or registered or certified mail, postage prepaid and return receipt requested, addressed to the persons at the addresses set forth below (or to such other address as any party hereto shall notify the other parties hereto); provided, however, that notice of termination of this Agreement shall be effective only upon actual delivery of such notice to the party entitled to the same:

     If to Purchaser or, after Closing, an Acquired Company:
     -------------------------------------------------------

          Intrav, Inc.
          7711 Bonhomme
          St. Louis, Missouri 63105
          Attention:  Chief Financial Officer
          Telecopier: (314) 727-2533

     With a copy to:

          Peper, Martin, Jensen, Maichel and Hetlage
          720 Olive Street, 24th Floor
          St. Louis, Missouri 63101
          Attention:  John R. Short and Stuart E. Funderburg
          Telecopier: (314) 621-4834

     If to Seller or, prior to Closing, an Acquired Company:
     -------------------------------------------------------

          Clipper Cruise Line, Inc.
          Republic Cruise Line, Inc.
          Liberty Cruise Line, Inc.
          Clipper Adventure Cruises, Inc. or
          c/o Rosenblum, Goldenhersh, Silverstein & Zaft, P.C.
          7733 Forsyth Boulevard, 4th Floor
          St. Louis, Missouri 63105-1812
          Attention:  Jay Alan Nathanson and David V. Capes
          Telecopier:  (314) 726-6786


     11.9   Amendments.  No amendment, modification or waiver
            ----------
of any term or condition of this Agreement shall be valid or of any force or effect unless made by written instrument signed by the parties hereto, specifying the exact nature of such amendment, modification or waiver. Any waiver by any party of any provision of this Agreement shall not imply a subsequent waiver of that or any other provision.

     11.10  Severability.  If any term or condition of this
            ------------
Agreement should be held invalid by a court, arbitrator or tribunal of competent jurisdiction in any respect, such invalidity shall not affect the validity of any other term or condition hereof. If any term or condition of this Agreement should be held to be unreasonable as to time, scope or otherwise by such a court, arbitrator or tribunal, it shall be construed by limiting or reducing it to the minimum extent so as to be enforceable under then applicable law. The parties hereto acknowledge that they would have executed this Agreement with any such invalid term or condition excluded or with any such unreasonable term or condition so limited or reduced.

     11.11  Notification Respecting Closing.  Any party shall
            -------------------------------
promptly notify the other parties in the event that such party has reason to believe that it cannot close the transactions contemplated hereby.

     11.12  Waivers.  No such waiver or failure to insist upon
            -------
strict compliance with any obligation, covenant, agreement or condition shall operate as a waiver of, or an estoppel with respect to, any subsequent or other failure.

     11.13  References.  Unless otherwise specifically
            ----------
indicated, all references to Section and Article numbers refer to Section and Article numbers in this Agreement and all references to Schedules or Exhibits refer to Schedules or Exhibits, respectively, to this Agreement. The words "herein," "hereof,", "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular section or subdivision. Unless the context clearly indicates, words used in the singular include the plural, words in the plural include the singular, and the word "including" mean "including but not limited to."

     11.14  Specific Performance; Breach.  The parties hereto
            ----------------------------
agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damages would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof if the parties are entitled to such relief by law, in addition to any other remedy at law or equity.

     11.15  No Third-Party Beneficiaries.  Nothing in this
            ----------------------------
Agreement shall confer any rights upon any person who or entity which is not a party or an assignee of a party to this Agreement.

     11.16  Counterparts.  This Agreement may be executed in
            ------------
any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     11.17  Retention of Records.  Purchaser agrees that it
            --------------------
shall retain all of the books, records, and files of the Acquired Companies for at least seven (7) years following the Closing and shall provide Seller and its representatives access to the same, and the right to photocopy the same, at the expense of Seller.

     11.18  Article II Redetermination by Seller.
            ------------------------------------
Notwithstanding any provision to the contrary in Article II or elsewhere in this Agreement, Seller shall have the right to redetermine the amounts of the Closing Payment and the Closing Repayment Amounts, subject to the following: (i) the sum of the Closing Payment and the Closing Repayment Amounts shall at all times equal Fifteen Million Two Hundred Thousand Dollars ($15,200,000) as adjusted in Section 2.3 of this Agreement; (ii) following such redetermination, the tax basis of Seller in each of the Acquired Companies and the excess loss account of Seller in each of the Acquired Companies shall approximate zero; and (iii) Seller shall provide Purchaser with written notice of the results of any such redetermination within seventy-five (75) days following the Closing Date.

                 [Signatures on Following Page]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                              INTRAV, INC.


                                   By:  /s/ Larry R. Nolan
                                      ---------------------------

                                   Name:    Larry R. Nolan
                                        -------------------------

                                   Title:   President & CEO
                                         ------------------------




                              CLIPPER CRUISE LINE, INC.


                                   By:  /s/ Wayne L. Smith II
                                      ---------------------------

                                   Name:    Wayne L. Smith II
                                        -------------------------

                                   Title:   President
                                         ------------------------




                              REPUBLIC CRUISE LINE, INC.


                                   By:  /s/ Wayne L. Smith II
                                      ---------------------------

                                   Name:    Wayne L. Smith II
                                        -------------------------

                                   Title:   President
                                         ------------------------

                              LIBERTY CRUISE LINE, INC.


                                   By:  /s/ Wayne L. Smith II
                                      ---------------------------

                                   Name:    Wayne L. Smith II
                                        -------------------------

                                   Title:   President
                                         ------------------------





                              CLIPPER ADVENTURE CRUISES, INC.


                                   By:  /s/ Wayne L. Smith II
                                      ---------------------------

                                   Name:    Wayne L. Smith II
                                        -------------------------

                                   Title:   Secretary
                                         ------------------------





                              WINDSOR, INC.


                                   By:  /s/ Wayne L. Smith II
                                      ---------------------------

                                   Name:    Wayne L. Smith II
                                        -------------------------

                                   Title:   President
                                         ------------------------

         FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE
   OF STOCK BY AND AMONG INTRAV, INC., CLIPPER CRUISE LINE, INC.,
      REPUBLIC CRUISE LINE, INC., LIBERTY CRUISE LINE, INC.,
         CLIPPER ADVENTURE CRUISES, INC. AND WINDSOR, INC.

     THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (the "First
Amendment") is dated as of December 18, 1996 and is by and among the Purchaser, Clipper Cruise Line, Republic, Liberty, Clipper
Adventure Cruises and Seller.

     WHEREAS, the parties to this First Amendment entered into a Stock Purchase Agreement dated November 13, 1996 (the
"Agreement"); and

     WHEREAS, all the parties to the Agreement desire to amend the Agreement in accordance with the terms of this First
Amendment.

     NOW, THEREFORE, in consideration of the premises and the agreements and covenants contained herein, the parties hereto agree as follows:

     1. The defined terms used in this First Amendment shall have the meanings ascribed to them in the Agreement unless otherwise defined in this First Amendment.

     2. The Agreement is amended by deleting Section 2.8 of the Agreement with no substitution therefor. Seller represents and warrants that the one-time deferred compensation obligation to Paul H. Duynhouwer, as referenced in the deleted Section 2.8, shall be paid by Clipper Cruise Line on or before 12/31/96.

     3. As amended hereby, the parties hereto confirm that the Agreement is in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                              INTRAV, INC.


                                   By:  /s/ Larry R. Nolan
                                      ---------------------------

                                   Name:    Larry R. Nolan
                                        -------------------------

                                   Title:   President and CEO
                                         ------------------------




                              CLIPPER CRUISE LINE, INC.


                                   By:  /s/ Wayne L. Smith II
                                      ---------------------------

                                   Name:    Wayne L. Smith II
                                        -------------------------

                                   Title:   President
                                         ------------------------

                              REPUBLIC CRUISE LINE, INC.


                                   By:  /s/ Wayne L. Smith II
                                      ---------------------------

                                   Name:    Wayne L. Smith II
                                        -------------------------

                                   Title:   President
                                         ------------------------



                              LIBERTY CRUISE LINE, INC.


                                   By:  /s/ Wayne L. Smith II
                                      ---------------------------

                                   Name:    Wayne L. Smith II
                                        -------------------------

                                   Title:   President
                                         ------------------------



                              CLIPPER ADVENTURE CRUISES, INC.


                                   By:  /s/ Wayne L. Smith II
                                      ---------------------------

                                   Name:    Wayne L. Smith II
                                        -------------------------

                                   Title:   President
                                         ------------------------


                              WINDSOR, INC.


                                   By:  /s/ Wayne L. Smith II
                                      ---------------------------

                                   Name:    Wayne L. Smith II
                                        -------------------------

                                   Title:   President
                                         ------------------------
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